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                                                                    EXHIBIT 10.1

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                               PURCHASE AGREEMENT


                           dated as of July 31, 2000


                                 by and between


                             LEVEL 8 SYSTEMS, INC.,


                                      and


               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


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


                                               TABLE OF CONTENTS

                                              PURCHASE AGREEMENT
                                                                                                      PAGE
I.       DEFINITIONS....................................................................................1

II.      THE PURCHASE OF COMMON STOCK...................................................................6

         2.1.     Authorization of Issue................................................................6

         2.2.     Purchase of Common Stock..............................................................6

         2.3.     Closing...............................................................................6

III.     PURCHASER'S REPRESENTATIONS....................................................................7

         3.1.     Investment Intention..................................................................7

         3.2.     Accredited Investor...................................................................7

         3.3.     Corporate Existence...................................................................7

         3.4.     Corporate Power; Authorization; Enforceable Obligations...............................7

         3.5.     Reliance on Exemptions................................................................7

         3.6.     Information...........................................................................8

         3.7.     Transfer or Resale....................................................................8

         3.8.     Legends...............................................................................8

IV.      COMPANY'S REPRESENTATIONS AND WARRANTIES.......................................................9

         4.1.     Authorized and Outstanding Shares of Capital Stock....................................9

         4.2.     Authorization and Issuance of Common Stock...........................................10

         4.3.     Corporate Existence; Compliance with Law.............................................10

         4.4.     Subsidiaries.........................................................................10

         4.5.     Corporate Power; Authorization; Enforceable Obligations..............................10

         4.6.     Financial Statements.................................................................11

         4.7.     SEC Filings..........................................................................12

         4.8.     Absence of Certain Changes...........................................................12

         4.9.     No Undisclosed Material Liabilities..................................................13

         4.10.    Environmental Matters................................................................14

         4.11.    Employee Relations...................................................................14

         4.12.    Taxes................................................................................14

         4.13.    No Litigation........................................................................15

         4.14.    Brokers..............................................................................15

         4.15.    Employment Agreements................................................................15

         4.16.    Patents, Trademarks, Copyrights and Licenses.........................................15

         4.17.    ERISA................................................................................16


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
                                                    TABLE OF CONTENTS
                                                       (CONTINUED)
                                                                                                      PAGE
         4.18.    Minute Books.........................................................................18

         4.19.    Private Offering.....................................................................18

         4.20.    Listing Maintenance Requirements Compliance..........................................18

         4.21.    Internal Accounting Controls.........................................................18

         4.22.    Transactions with Affiliates.........................................................18

         4.23.    Master License Agreement.............................................................19

V.       COVENANTS.....................................................................................19

         5.1.     Covenants of Company.................................................................19

         5.2.     Reasonable Best Efforts..............................................................22

VI.      CLOSING CONDITIONS............................................................................23

         6.1.     Conditions Precedent to Obligations of Purchaser.....................................23

         6.2.     Additional Conditions of Purchaser...................................................25

         6.3.     Conditions Precedent to Obligations of Company.......................................25

         6.4.     Conditions Precedent to Obligations of Purchaser and Company.........................26

VII.     INDEMNIFICATION...............................................................................26

VIII.    EXPENSES......................................................................................26

IX.      MISCELLANEOUS.................................................................................27

         9.1.     Notices..............................................................................27

         9.2.     Binding Effect; Benefits.............................................................28

         9.3.     Complete Agreement; Amendment........................................................28

         9.4.     Successors and Assigns; Assignability................................................28

         9.5.     Remedies.............................................................................29

         9.6.     Section and Other Headings...........................................................29

         9.7.     Severability.........................................................................29

         9.8.     Counterparts.........................................................................29

         9.9.     Publicity............................................................................29

         9.10.    Governing Law; Waiver of Jury Trial..................................................29


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
Schedules
---------
Schedule 4.1  -         Stock and Warrants
Schedule 4.4  -         Subsidiaries
Schedule 4.6  -         Financial Statements; Other Obligations
Schedule 4.8  -         Absence of Certain Changes
Schedule 4.10 -         Environmental Matters
Schedule 4.12 -         Taxes
Schedule 4.13 -         Litigation
Schedule 4.14 -         Brokers
Schedule 4.15 -         Employment Contracts
Schedule 4.16 -         Patents, Trademarks, Etc.
Schedule 4.17 -         ERISA
Schedule 4.23 -         Affiliate Transactions


Exhibits
--------

Exhibit A               Form of Stockholders Agreement
Exhibit B               Form of PCA Shell License Agreement
Exhibit C               Form of Registration Rights Agreement
Exhibit D               Form of Opinion of Company Counsel

                               PURCHASE AGREEMENT

                  PURCHASE AGREEMENT (this "Agreement"), dated as of July 31, 2000, by and between Level 8 Systems, Inc., a Delaware corporation having an office at 8000 Regency Parkway, Cary, North Carolina 27511 ("Company") and Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation having an office at 4 World Financial Center, New York, New York 10080 ("Purchaser").

                                  WITNESSETH:

                  WHEREAS, Company has agreed to issue and sell to Purchaser, and Purchaser has agreed to purchase from Company, upon the terms and conditions hereinafter provided 1,000,000 shares of Company's common stock, $0.001 par value per share (the "Common Stock");

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

I.       DEFINITIONS

                  "Affiliate" shall mean, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 5% or more of the Stock having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, (iii) each of such Person's officers, directors, joint venturers and partners, (iv) any trust or beneficiary of a trust of which such Person is the sole trustee or (v) any lineal descendants, ancestors, spouse or former spouses (as part of a marital dissolution) of such Person (or any trust for the benefit of such Person). For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. An "Affiliate" for purposes of Purchaser shall include Merrill Lynch & Co. Foundation, Inc.

                  "Balance Sheet" shall have the meaning set forth in Section 4.6(a) hereof.

                  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Capital Expenditures" shall mean all payments for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and which are required to be capitalized under GAAP.

                  "Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as a capital lease in a note to such balance sheet, other than, in the case of Company or a Subsidiary of Company, any such lease under which Company or such Subsidiary is the lessor.

                  "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

                  "Charges" shall mean all federal, state, county, city, municipal, local, foreign or other governmental (including, without limitation, PBGC) taxes at the time due and payable, levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) Company's or any of its Subsidiaries' employees, payroll, income or gross receipts, (ii) Company's or any of its Subsidiaries' ownership or use of any of its assets, or (iii) any other aspect of Company's or any of the Subsidiaries' business.

                  "Closing" shall have the meaning set forth in Section 2.3 hereof.

                  "Closing Date" shall have the meaning set forth in Section
2.3 hereof.

                  "COBRA" shall have the meaning set forth in Section 4.17(m) hereof.

                  "Common Stock" shall have the meaning set forth in the recitals hereto.

                  "EBITDA" shall mean the consolidated operating income (before extraordinary items, interest, taxes, depreciation and amortization) of such Person and its consolidated Subsidiaries determined in accordance with GAAP.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time and any regulations promulgated thereunder.

                  "ERISA Affiliate" shall mean, with respect to Company, any trade or business (whether or not incorporated) under common control with Company and which, together with Company, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC, excluding Purchaser and each other person which would not be an ERISA Affiliate if Purchaser did not own any issued and outstanding shares of Stock of Company.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                  "Financials" shall mean the financial statements (including the notes thereto) referred to in Section 4.6(a) hereof.

                  "Fiscal Year" shall mean the twelve month period ending December 31.


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


                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of such Person guaranteeing any Indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  "Indebtedness" of any Person shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property),
(iv) all Capital Lease Obligations, (v) all Guaranteed Indebtedness, (vi) all Indebtedness referred to in clause (i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness and (vii) all liabilities under Title IV of ERISA.

                  "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

                  "IRS" shall mean the Internal Revenue Service, or any successor thereto.

                  "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest as to assets owned by the relevant Person under the Uniform Commercial Code or comparable law of any jurisdiction).

                  "Master License Agreement" shall mean that certain Master License Agreement, dated October 24, 1996, between Purchaser and Seer Technologies, Inc., a Delaware corporation and predecessor-in-interest to Company.

                  "Material Adverse Effect" shall mean material adverse effect on the business, assets, operations, prospects (insofar as can reasonably be foreseen) or financial or other condition of Company and its Subsidiaries, if any, taken as a whole.

                  "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA, and to which Company, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

                  "PCA Shell License Agreement" shall mean that License Agreement between Purchaser and Company, substantially in the form attached hereto as Exhibit B, whereby Purchaser shall grant a license to Company under Purchaser's copyrights and patents to incorporate the so-called PCA Shell user interface/infrastructure technology into Company's products.

                  "Pension Plan" shall have the meaning set forth in Section 4.17(a) hereof.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Plan" shall have the meaning set forth in Section 4.17(a) hereof.

                  "Registration Rights Agreement" shall mean the Registration Rights Agreement by and between Company and Purchaser, substantially in the form attached hereto as Exhibit C, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Rule 144" shall have the meaning set forth in Section 3.7.

                  "SEC" shall mean the U.S. Securities and Exchange Commission, or any successor thereto.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

                  "Stock" shall mean all shares, options, warrants, general or limited partnership interests, limited liability company membership interest, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

                  "Stockholders Agreement" shall mean that certain Stockholders Agreement by and among Company, Purchaser and each of the other stockholders party thereto, substantially in the form attached hereto as Exhibit A, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Subsidiary" shall mean, with respect to any Person, (a) any corporation of which an aggregate of more than fifty (50%) percent of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, and (b) any partnership or other entity in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty (50%) percent.

                  "Transaction Documents" shall mean this Agreement, the Stockholders Agreement, the Registration Rights Agreement, the PCA Shell License Agreement and any other certificates or additional documents to be delivered in connection with the transactions contemplated hereunder.

                  "Welfare Plan" shall mean any welfare plan, as defined in
Section 3(1) of ERISA, which is maintained or contributed to by Company, any of its Subsidiaries or any ERISA Affiliate.

                  References to this "Agreement" shall mean this Purchase Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                  Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

II.      THE PURCHASE OF COMMON STOCK

                  2.1. Authorization of Issue. Prior to the Closing, Company shall have duly authorized the issuance and sale to Purchaser of the number of shares of Common Stock set forth in Section 2.2 below.

                  2.2. Purchase of Common Stock. Subject to the terms and conditions set forth in this Agreement, Purchaser agrees to subscribe for and purchase from Company, and Company agrees to issue and sell to Purchaser, on the Closing Date an aggregate of 1,000,000 shares of Common Stock. The consideration for the aggregate number of shares of Common Stock subscribed for by Purchaser shall consist of Purchaser's grant of a license to Company, with certain rights to sublicense thereunder, pursuant to the PCA Shell License Agreement.

                  2.3. Closing. (a) The closing of the purchase and sale of the Common Stock (the "Closing") shall take place within five (5) Business Days after the satisfaction or waiver of the conditions set forth in Article VI hereof or such date and time as shall be mutually agreed to by the parties hereto (the "Closing Date") at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York, or such other place as shall be mutually agreed to by the parties hereto.

                  (b) Subject to the satisfaction (or waiver) of the conditions set forth in Article VI hereof, on the Closing Date, Company will deliver to Purchaser certificate(s) representing the Common Stock to be purchased by Purchaser, registered in such names and in such denominations as Purchaser requests, provided, however, that any Person designated by Purchaser to receive such Common Stock shall be an Affiliate of Purchaser, against delivery by Purchaser of the PCA Shell License Agreement, duly executed by the parties thereto.

III.     PURCHASER'S REPRESENTATIONS

                  Purchaser makes the following representations and warranties to Company, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

                  3.1. Investment Intention. Purchaser is purchasing the Common Stock for its own account, for investment purposes and not with a view to the distribution thereof. Purchaser will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Common Stock (or solicit any offers to buy, purchase, or otherwise acquire any of the Common Stock), except in compliance with the Securities Act.

                  3.2. Accredited Investor. Purchaser is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment, is able to bear the economic risk of such investment and is able to afford a complete loss of such investment.

                  3.3. Corporate Existence. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

                  3.4. Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by Purchaser of this Agreement and the other Transaction Documents to be executed by it: (i) are within Purchaser's corporate power; (ii) have been duly authorized by all necessary corporate action; (iii) are not in contravention of any provision of Purchaser's certificate of incorporation or by-laws; and (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality binding on Purchaser. This Agreement and the other Transaction Documents to which Purchaser is a party have each been duly executed and delivered by Purchaser and constitute the legal, valid and binding obligations of Purchaser, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  3.5. Reliance on Exemptions. Purchaser understands that the shares of Common Stock are being offered and sold to it in reliance on specific exemptions from the registration requirements of Securities Act and applicable state securities laws and that Company is relying in part upon the truth and accuracy of the representations and warranties of Purchaser set forth in this Article III in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Common Stock.

                  3.6. Information. Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Company and materials relating to the offer and sale of the securities which have been requested by Purchaser. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of Company. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or its advisors, if any, or its representatives shall modify, amend or affect in any way Purchaser's right to rely on Company's representations and warranties contained in this Agreement.

                  3.7. Transfer or Resale. Purchaser acknowledges that except as provided in this Agreement or the Registration Rights Agreement: (i) the Common Stock has not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Purchaser shall have delivered to Company an opinion (which shall be satisfied by delivery of an opinion from in-house counsel) in form reasonably satisfactory to Company, to the effect that the Common Stock can be sold, assigned or transferred pursuant to an available exemption under the Securities Act or (C) Purchaser provides Company with reasonable assurances that such Common Stock can be sold, assigned of transferred pursuant to Rule 144 promulgated under the Securities Act (or any successor thereto)("Rule 144"); (ii) any sale of the Common Stock made in reliance on Rule 144 may be made only in accordance with the provisions of Rule 144; and (iii) neither Company nor any other Person is under any obligation to register the Common Stock under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Common Stock may be (i) pledged in connection with a bona fide margin account or other loan secured by the Common Stock and (ii) transferred, in whole or in part, to any Affiliate of Purchaser.

                  3.8. Legends. Purchaser understands that the certificates or other instruments representing the Common Stock and, until such time as the sale of such Common Stock has been registered under the Securities Act or may be sold pursuant to an available exemption under the Securities Act, the stock certificates representing such Common Stock, except as set forth below, shall bear a restrictive legend in the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR APPLICABLE STATE SECURITIES LAWS, AN

                  OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT, OR APPLICABLE STATE SECURITIES LAW OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE 1933 ACT. NOTWITHSTANDING THE FOREGOING, SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES."

                  The legend set forth above shall be removed and Company shall issue a certificate without such legend to the holder of the Common Stock if
(i) such Common Stock is registered for sale under the Securities Act, (ii) such holder provides Company with an opinion of counsel (which shall be satisfied by delivery of an opinion from in-house counsel), in a form reasonably satisfactory to Company, to the effect that a public sale, assignment or transfer of the Common Stock may be made without registration under the Securities Act or (iii) such holder provides Company with reasonable assurances that the Common Stock can be sold pursuant to Rule 144.

IV.      COMPANY'S REPRESENTATIONS AND WARRANTIES

                  Company makes the following representations and warranties to Purchaser, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

                  4.1. Authorized and Outstanding Shares of Capital Stock. After giving effect to the Closing, the authorized capital stock of Company as of July 28, 2000 consists of 40,000,000 shares of Common Stock, $0.001 par value per share, of which 14,919,843 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, $0.001 par value per share, of which 11,729 shares of Series A 4% Convertible Redeemable Preferred Stock are issued and outstanding and 30,000 shares of Series B 4% Convertible Redeemable Preferred Stock are issued and outstanding. All of such issued and outstanding shares are validly issued, fully paid and non-assessable. Except as set forth on Schedule 4.1, (i) there is no existing option, warrant, call, commitment or other agreement to which Company is a party requiring, and there are no convertible securities of Company outstanding which upon conversion would require, the issuance of any additional shares of Stock of Company or other securities convertible into shares of equity securities of Company, other than the Common Stock, and (ii) there are no agreements to which Company is a party or, to the knowledge of Company, to which any stockholder or warrant holder of Company is a party, with respect to the voting or transfer of the Stock of Company or with respect to any other aspect of Company's affairs, other than the Stockholders Agreement. Except as set forth on Schedule 4.1, there are no stockholders' preemptive rights or rights of first refusal or other similar rights with respect to the issuance of Stock by Company, other than pursuant to the

Transaction Documents. True and correct copies of the certificate of incorporation and by-laws of Company on effect on the date hereof have been delivered to Purchaser.

                  4.2. Authorization and Issuance of Common Stock. The issuance of the Common Stock has been duly authorized by all necessary corporate action on the part of Company and, upon delivery to Purchaser of certificate(s) therefor against payment in accordance with the terms hereof, the Common Stock (i) will have been validly issued and fully paid and non-assessable, (ii) will be free and clear of all pledges, liens, encumbrances and preemptive rights and (iii) assuming that the representations of Purchaser in Article III are true and correct, will have been issued in compliance with all applicable federal and state securities laws, as presently in effect.

                  4.3. Corporate Existence; Compliance with Law. Company and each of its Subsidiaries, if any, (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware in the case of Company and as set forth on Schedule 4.4 in the case of its Subsidiaries; (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (except for jurisdictions in which such failure to so qualify or to be in good standing would not have a Material Adverse Effect); (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now being conducted; (iv) has, or has applied for, all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certificate or articles of incorporation and by-laws; and (vi) is in compliance with all applicable provisions of law, except for such non-compliance which would not have a Material Adverse Effect.

                  4.4. Subsidiaries. There currently exist no Subsidiaries of Company other than as set forth on Schedule 4.4 hereto, which sets forth such Subsidiaries, together with their respective jurisdictions of organization, and the authorized and outstanding capital Stock of each such Subsidiary, by class and number and percentage of each class owned by Company or a Subsidiary of Company or any other Person. There are no options, warrants, rights to purchase or similar rights covering capital Stock for any such Subsidiary.

                  4.5. Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by Company of this Agreement, the other Transaction Documents to which it is a party and all instruments and documents to be delivered by Company, the issuance and sale of the Common Stock and the consummation of the other transactions contemplated by any of the foregoing: (i) are within Company's corporate power and authority;
(ii) have been duly authorized by all necessary or proper corporate action;
(iii) are not in contravention of any provision of Company's certificate of incorporation or by-laws; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Company or any of its Subsidiaries is a party or by which Company, any of its Subsidiaries or any of their property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of Company or any of its Subsidiaries; and (vii) do not require the consent or approval of, or any filing with, any Governmental Authority or any other Person (except (A) for those filings required by the Registration Rights Agreement, (B) the Form D (referred to in Section 5.1(k) below), (C) consents and approvals required under the HSR Act and (D) to the extent previously obtained or made). At or prior to the Closing Date, each of this Agreement and the other Transaction Documents shall have been duly executed and delivered by Company and each shall then constitute a legal, valid and binding obligation of Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  4.6. Financial Statements. (a) The audited consolidated balance sheet of Company as at December 31, 1999, and the related consolidated statements of income and cash flows for the year then ended, with the opinion thereon of PricewaterhouseCoopers LLP ("PWC"), and the unaudited consolidated balance sheet of Company as at March 31, 2000 (the "Balance Sheet") and the related unaudited consolidated statements of income and cash flows for the three months then ended, copies of which have previously been delivered to Purchaser, have been, except as noted therein, prepared in conformity with GAAP consistently applied throughout the periods involved and present fairly in all material respects the consolidated financial position of Company as at the dates thereof, and the consolidated results of its operations and cash flows for the periods then ended, subject, in the case of the interim financial statements, to normal year-end audit adjustments.

                  (b) Except as set forth on Schedule 4.6, neither Company nor any of its Subsidiaries has any material obligations, contingent or otherwise, including, without limitation, liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the Financials, other than those incurred since December 31, 1999, in the ordinary course of business.

                  (c) Except as set forth on Schedule 4.6, no dividends or other distributions have been declared, paid or made upon any shares of capital Stock of Company, nor have any shares of capital Stock of Company been redeemed, retired, purchased or otherwise acquired for value by Company since December 31, 1999.

                  4.7. SEC Filings. (a) Company has filed all required reports, schedules, forms, statements and other documents with the Securities and Exchange Commission (the "SEC") since December 31, 1998 (the "Company SEC Documents").

                  (b) As of its filing date, except as expressly set forth on Schedule 4.7, each Company SEC Document filed pursuant to the Exchange Act
(i) did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that such statements have been modified or superseded by a later filed Company SEC Document, (ii) complied in all material respects with the Exchange Act and (iii) was filed with the SEC in a timely manner.

                  (c) Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act as of the date such registration statement or amendment became effective (i) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that such statements have been modified or superseded by a later filed Company SEC Document and (ii) complied in all material respects with the Securities Act.

                  4.8. Absence of Certain Changes. Except as disclosed in Company SEC Documents filed prior to the date of this Agreement or as disclosed on Schedule 4.8, since December 31, 1999, Company and its Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not been:

                  (a) any event, occurrence, development change or circumstance which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company;

                  (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Company, or any repurchase, redemption or other acquisition by Company or any of its Subsidiaries of any amount of outstanding shares of capital stock or other equity securities of, or other ownership interests in, Company or any of its Subsidiaries;

                  (c) any amendment of any term of any outstanding security of Company or any of its Subsidiaries that would materially increase the obligations of Company or such Subsidiary under such security;

                  (d) (x) any incurrence or assumption by Company or any of its Subsidiaries of any indebtedness for borrowed money other than under existing credit facilities (or any renewals, replacements or extensions that do not increase the aggregate commitments thereunder) (A) in the ordinary course of business consistent with past practice (it being understood that any indebtedness incurred prior to the date hereof in respect of Capital Expenditures shall be considered to have been in the ordinary course of business consistent with past practice) or (B) in connection with any acquisition or capital expenditure or (y) any guarantee, endorsement or other incurrence or assumption of liability (whether directly, contingently or otherwise) by Company or any of its Subsidiaries for the obligations of any other person (other than any wholly owned Subsidiary of Company), other than in the ordinary course of business consistent with past practice;

                  (e) any creation or assumption by Company or any of its Subsidiaries of any consensual Lien on any material asset of Company or any of its Subsidiaries other than in the ordinary course of business consistent with past practice;

                  (f) any making of any loan, advance or capital contribution to or investment in any person by Company or any of its Subsidiaries other than (i) loans, advances or capital contributions to or investments in wholly-owned Subsidiaries of Company or (ii) loans or advances to employees of Company or any of its Subsidiaries made in the ordinary course of business consistent with past practice;

                  (g) any material change in any method of accounting or accounting principles or practice by Company or any of its Subsidiaries, except for any such change required by reason of a change in GAAP; or

                  (h) any (i) grant of any severance or termination pay to any director, officer or employee of Company or any of its Subsidiaries, (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of Company or any of its Subsidiaries, (iii) increase in benefits payable under any existing severance or termination pay policies or employment agreements or (iv) increase in compensation, bonus or other benefits payable to directors, officers or employees of Company or any of its Subsidiaries other than, in the case of clause (iv) only, increases prior to the date hereof in compensation, bonus or other benefits payable to employees of Company or any of its Subsidiaries in the ordinary course of business consistent with past practice or merit increases in salaries of employees at regularly scheduled times in customary amounts consistent with past practices.

                  4.9. No Undisclosed Material Liabilities. There have been no liabilities or obligations (whether pursuant to contracts or otherwise) of any kind whatsoever incurred by Company or any of its Subsidiaries since December 31, 1998, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

                  (a) liabilities or obligations disclosed or provided for in Company's Financials or in Company SEC Documents filed prior to the date hereof;

                  (b) liabilities or obligations which, individually and in the aggregate, have not had and would not have a Material Adverse Effect on Company; or

                  (c)      liabilities or obligations under this Agreement.

                  4.10.    Environmental Matters. Except as set forth on
Schedule 4.10, Company and its Subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as now conducted, except where the failure to receive such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

                  4.11. Employee Relations. Neither Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of Company or any of its Subsidiaries, is any such dispute threatened. Except as disclosed in Schedule 4.11, none of Company's or its Subsidiaries' employees is a member of a union, neither Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and Company and its Subsidiaries believe that their relations with their employees are good. Except as disclosed in
Schedule 4.11, no executive officer (as defined in Rule 501(f) of the Securities Act) has notified Company's Board of Directors that such officer intends to leave Company or otherwise terminate such officer's employment with Company and Company does not have any plans or otherwise expect to terminate any such officer during the six months following the date of this Agreement.

                  4.12. Taxes. Except as set forth on Schedule 4.12, all federal, state, local and foreign tax returns, reports and statements required to be filed by Company and its Subsidiaries have been timely filed with the appropriate Governmental Authority and all such returns, reports and statements are true, correct and complete in all material respects. All Charges and other impositions shown or determined to be due for the periods covered by such returns, reports and statements have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Proper and accurate amounts have been withheld by Company and its Subsidiaries from its employees for all periods in compliance in all material respects with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies. Neither Company nor any of its Subsidiaries has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. No tax audits or other administrative or judicial proceedings are pending or to the knowledge of Company threatened with regard to any Charges for which Company or any Subsidiary may be liable and, to the knowledge of Company, no assessment of Charges is proposed against Company or any Subsidiary. Neither Company nor any of its Subsidiaries has filed a consent pursuant to IRC Section 341(f) or agreed to have IRC Section 341(f)(2) apply to an dispositions of subsection (f) assets (as such term is defined in IRC Section 341(f)(4)). None of the property owned by Company or any of its Subsidiaries is property which such company is required to treat as being owned by any other Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of IRC Section 168(h). Neither Company nor any of its Subsidiaries has agreed or has been requested to make any adjustment under IRC
Section 481(a) by reason of a change in accounting method or otherwise. Neither Company nor any of its Subsidiaries has any obligation under any written tax sharing agreement.

                  4.13. No Litigation. Except as disclosed on Schedule 4.13, no action, claim or proceeding is now pending or, to the knowledge of Company or its Subsidiaries, threatened against Company or any of its Subsidiaries, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators.

                  4.14. Brokers. Except as set forth on Schedule 4.14, no broker or finder acting on behalf of Company or any of its Subsidiaries brought about the consummation of the transactions contemplated pursuant to this Agreement and neither Company nor any of its Subsidiaries has any obligation to any Person in respect of any finder's or brokerage fees (or any similar obligation) in connection with the transactions contemplated by this Agreement. Company is solely responsible for the payment of all such finder's or brokerage fees.

                  4.15.    Employment Agreements. Except as set forth on
Schedule 4.15, there are no employment, consulting or management agreements covering management of Company or any of its Subsidiaries.

                  4.16. Patents, Trademarks, Copyrights and Licenses. Company and each of its Subsidiaries owns (or, with respect to the patents listed on Schedule 4.16(a), possesses all necessary rights to such patents or valid licenses covering such patents) all licenses, patent applications, copyrights, service marks, trademarks and registrations and applications for registration thereof, and trade names necessary to continue to conduct its business as heretofore conducted by it and now being conducted by it, each of which is listed, together with Patent and Trademark Office or Copyright Office application or registration numbers, where applicable, on Schedule 4.16(b) hereto. To Company's knowledge, Company and each of its Subsidiaries conducts its businesses without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except as set forth on Schedule 4.16(c) hereto. To Company's knowledge, there is no infringement by others of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of Company or any of its Subsidiaries, except as set forth on Schedule 4.16(d) hereto.

                  4.17. ERISA. (a) Schedule 4.17 sets forth: (i) all "employee benefit plans", as defined in Section 3(3) of ERISA, and any other employee benefit arrangements or payroll practices, including, without limitation, severance pay, sick leave, vacation pay, salary continuation for disability, consulting or other compensation agreements, retirement, deferred compensation, bonus, stock purchase, hospitalization, medical insurance, life insurance and scholarship programs (the "Plans") maintained by Company and any of its Subsidiaries or to which Company or and of its Subsidiaries contributed or is obligated to contribute thereunder, and (ii) all "employee pension plans", as defined in Section 3(2) of ERISA (the "Pension Plans"), maintained by Company, any of its Subsidiaries or any of its ERISA Affiliates to which Company, any of its Subsidiaries or any of its ERISA Affiliates contributed or is obligated to contribute thereunder.

                  (b) Purchaser will not have (i) any obligation to make any contribution to any Multiemployer Plan or (ii) any withdrawal liability from any such Multiemployer Plan under Section 4201 of ERISA which it would not have had if it had not purchased the Common Stock from Company at the Closing in accordance with the terms of this Agreement.

                  (c)      The Pension Plans intended to be qualified under
Section 401 of the IRC are so qualified and the trusts maintained pursuant thereto are exempt from federal income taxation under Section 501 of the IRC, and nothing has occurred with respect to the operation of the Pension Plans which could cause the loss of such qualification or exemption or the imposition of any liability, penalty, or tax under ERISA or the IRC.

                  (d) All contributions required by law or pursuant to the terms of the Plans (without regard to any waivers granted under Section 412 of the IRC) to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extension) and no accumulated funding deficiencies exist in any of the Pension Plans.

                  (e) There is no "amount of unfunded benefit liabilities" as defined in Section 4001(a)(18) of ERISA in any of the respective Pension Plans. Each of the respective Pension Plans are fully funded in accordance with the actuarial assumptions used by the PBGC to determine the level of funding required in the event of the termination of the Pension Plan and all benefit liabilities do not exceed the assets of such Pension Plans.

                  (f) There has been no "reportable event" as that term is defined in Section 4043 of ERISA and the regulations thereunder with respect to the Pension Plans which would require the giving of notice, or any event requiring disclosure under Sections 4041(c)(3)(C), 4063(a) or 4068(f) of ERISA.

                  (g) There is no material violation of ERISA with respect to the filing of applicable reports, documents, and notices regarding the Plans with the Secretary of

Labor and the Secretary of the Treasury or the furnishing of such documents to the participants or beneficiaries of the Plans.

                  (h) True, correct and complete copies of the following documents, with respect to each of the Plans, have been made available or delivered to Purchaser by Company: (A) any plans and related trust documents, and amendments thereto, (B) the most recent Forms 5500 (including any schedules thereto) and the most recent actuarial valuation report, if any, (C) the last IRS determination letter, (D) summary plan descriptions and (E) written communications to employees relating to the Plans.

                  (i) There are no pending actions, claims or lawsuits which have been asserted or instituted or, to the knowledge of Company, asserted against the Plans, the assets of any of the trusts under such Plans or the Plan sponsor or the Plan administrator, or against any fiduciary of the Plans with respect to the operation of such Plans (other than routine benefit claims), nor does Company or any of its Subsidiaries have knowledge of facts which could form the basis for any such claim or lawsuit.

                  (j) All amendments and actions required to bring the Plans into conformity in all material respects with all of the applicable provisions of ERISA and other applicable laws have been made or taken except to the extent that such amendments or actions are not required by law to be made or taken until a date after the Closing Date.

                  (k) The Plans have been maintained, in all material respects, in accordance with their terms and with all provisions of ERISA (including rules and regulations thereunder) and other applicable Federal and state law, and neither Company nor any of its Subsidiaries or to the knowledge of Company, any other "party in interest" or "disqualified person" with respect to the Plans has engaged in a "prohibited transaction" within the meaning of
Section 4975 of the IRC or Section 406 of ERISA.

                  (l) None of Company, any of its Subsidiaries or any ERISA Affiliate has terminated any Pension Plan, or incurred any outstanding liability under Section 4062 of ERISA to the PBGC, or to a trustee appointed under Section 4042 of ERISA.

                  (m) None of Company, any of its Subsidiaries or any ERISA Affiliate maintains retired life and retired health insurance plans which are Welfare Plans and which provide for continuing benefits or coverage for any participant or any beneficiary of a participant except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") and at the expense of the participant or the participant's beneficiary. Company, all of its Subsidiaries and all ERISA Affiliates which maintains a Welfare Plan has complied with the notice and continuation requirements of COBRA and the regulations thereunder.

                  (n) None of Company, any of its Subsidiaries or any ERISA Affiliate has contributed or been obligated to contribute to a Multiemployer Plan as of the Closing.

                  (o) None of Company, any of its Subsidiaries or any ERISA Affiliate has withdrawn in a complete or partial withdrawal from any Multiemployer Plan prior to the Closing Date, nor has any of them incurred any liability due to the termination or reorganization of a Multiemployer Plan.

                  (p) None of Company, any of its Subsidiaries, any ERISA Affiliate or any organization to which Company is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, has engaged in any transaction, within the meaning of Section 4069 of ERISA.

                  4.18. Minute Books. The minute books of Company, as previously made available to Purchaser, accurately reflect all formal corporate action of the stockholders and Board of Directors of Company.

                  4.19. Private Offering. Company and all Persons acting on its behalf have not made, directly or indirectly, and will not make, offers or sales of any securities or solicited any offers to buy and security under circumstances that would require registration of the Common Stock or the issuance of such securities under the Securities Act. Subject to the accuracy and completeness of the representations and warranties of Purchaser contained in section 3.1, the offer, sale and issuance by Company to Purchaser of the Common Stock are exempt from the registration requirements of the Securities Act.

                  4.20. Listing Maintenance Requirements Compliance. The principal market on which the Common Stock is currently traded is the NASDAQ National Market System ("NASDAQ"). Except as disclosed on Schedule 4.20, Company has not since December 31, 1999 received notice (written or oral) from NASDAQ (or any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted)) to the effect that Company is not in compliance with the listing or maintenance requirements of such market or exchange. After giving effect to the transactions contemplated by this Agreement and the Transaction Documents, Company is and will be in compliance with all such maintenance requirements.

                  4.21. Internal Accounting Controls. Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference.

                  4.22.    Transactions with Affiliates. Except as set forth on
Schedule 4.22 or the SEC Documents and other than the grant or exercise of stock options disclosed on Schedule 4.1, none of the executive officers or directors of Company is presently a party to any transaction with Company or any of its Subsidiaries (other than for services as executive officers and directors) involving an amount in excess of $60,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any corporation, partnership, trust or entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  4.23. Master License Agreement. With respect to the Master License Agreement, (i) such agreement is legal, valid, binding, enforceable and in full force and effect as of the date hereof, (ii) neither Company nor any of its Subsidiaries is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default by, or permit termination, modification, or acceleration, under such agreement; and (iii) Company has not repudiated any provision of such agreement.

V.       COVENANTS

                  5.1. Covenants of Company. Company covenants and agrees that from and after the date hereof (except as otherwise provided herein):

                  (a) Books and Records. Company shall, and shall cause its Subsidiaries to, keep adequate records and books of account with respect to their business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP.

                  (b)      Financial and Business Information

                           (i)      Company will deliver to Purchaser as soon
as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year of Company, but in any event within forty five (45) days thereafter, (A) an unaudited consolidated balance sheet of Company and its Subsidiaries, if any, as at the end of such quarter, and (B) unaudited consolidated statements of income and cash flows of Company and its Subsidiaries, if any, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in comparative form in each case the projected consolidated figures for such period and the actual consolidated figures for the comparable period of the prior fiscal year. Such statements shall be (1) prepared in accordance with GAAP consistently applied, (2) in reasonable detail and (3) certified by the principal financial or accounting officer of Company.

                           (ii)     Company will deliver to Purchaser as soon
as practicable after the end of each Fiscal Year of Company, but in any event within ninety (90) days thereafter, (A) an audited consolidated balance sheet of Company and its Subsidiaries, if any, as at the end of such year, and (B) audited consolidated statements of income and cash flows of Company and its Subsidiaries, if any, for such year; setting forth in each case in comparative form the figures for the previous year. Such statements shall be

(1) prepared in accordance with GAAP consistently applied, (2) in reasonable detail and (3) certified by PWC or Company's current auditors or such other firm of independent certified public accountants of recognized national standing selected by Company and reasonably acceptable to Purchaser.

                           (iii)    In lieu of its obligations under Sections
5.1(b)(i) and (ii) above and so long as Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) required to be filed with the SEC pursuant to the Exchange Act and will deliver to Purchaser promptly upon their becoming available (unless such reports are available through the SEC's EDGAR system) one copy of each report, notice or proxy statement sent by Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange
Act) and any registration statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act), filed by Company with (i) the SEC or (ii) any securities exchange on which shares of Common Stock of Company are listed.

                  (c) Reporting. Company will, so long as the shares of Common Stock are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, file reports and other information with the Commission under Section 13 or 15(d) of the Exchange Act.

                  (d) Access to Information. Company covenants that it will permit Purchaser and Purchaser's Affiliates, for so long as they own any shares of Common Stock that, in the aggregate, represent at least twenty (20%) percent of the shares purchased hereunder (the "Minimum Threshold"), and any Person acting in a representative capacity on behalf of Purchaser and who is designated in writing by Purchaser, to reasonably request and be furnished with such data, books and records as will enable Purchaser to confirm Company's compliance with its obligations set forth in Section 5.1(e) hereof; provided, however, Purchaser shall be limited to one (1) such request in any ninety (90) day period. Purchaser shall, and shall cause any Person designated by them pursuant to the first sentence of this Section 5.1(d) to, keep confidential all information furnished to, or made available to, them pursuant to this Section 5.1(d), nor shall any of them use, or permit any such Person to use, any such information for any purpose other than to evaluate their investment in the shares of Common Stock; except that Purchaser and such other holders shall have no obligation to keep confidential information which is or becomes generally available to the public other than as a result of a disclosure by Purchaser or any such other holders or their representatives.

                  (e) Transactions with Stockholders and Affiliates. Except as to any agreements contemplated by this Agreement, for so long as Purchaser and any Purchaser Affiliates own shares of Common Stock that, in the aggregate, represent at least the Minimum Threshold, Company will not, and will not permit any of its subsidiaries to, directly or indirectly, make loans, advances or payments to, or sell, transfer or lease any assets or property to, any Person who beneficially owns in the aggregate 5% or more of the voting securities of Company or any Affiliate or Associate (as such terms are defined in the rules and regulations under the Exchange Act).

                  (f) Lost, Stolen, Destroyed or Mutilated Stock Certificates. Upon receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of any certificate for shares of Common Stock and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to Company (which may be an undertaking by a Purchaser to so indemnify Company), or, in the case of mutilation, upon surrender and cancellation thereof, Company will issue a new certificate of like tenor for a number of shares of Common Stock equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated.

                  (g) Stop Transfer Instruction. Company may not make any notation on its records or give instructions to any transfer agent of Company which enlarge the restrictions on transfer set forth in Section 3.7.

                  (h) Furnishing of Information. As long as Purchaser owns the Common Stock, Company will cause the Common Stock to continue at all times to be registered under Section 12 of the Exchange Act or subject to Section 15(d) of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Company after the date hereof pursuant to Section 13, 14 or 15(d) of the Exchange Act and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. As long as any Purchaser owns the Common Stock, if Company is not required to file reports pursuant to section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act. Company further covenants that it will take such further action as the holders of a majority of the Common Stock may reasonably request, all to the extent required from time to time to enable such Person to sell the Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in Section 3.1(b). Upon the request of any such Person, Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

                  (i) Integration. Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Common Stock in a manner that would require the registration under the Securities Act of the sale of the Common Stock to any Purchaser, or to issue securities in such circumstances that is likely to result in such offering being integrated with the sale of the Common Stock in such manner that stockholder approval would be required pursuant to any stockholder approval provision applicable to Company or its securities.

                  (j) Form D. Company agrees to file in a timely manner with the SEC a Form D with respect to the Common Stock as required by Rule 506 of the rules promulgated under the Securities Act and to provide a copy thereof to each Purchaser promptly after such filing.

                  (k) Press Release; Filing of Form 8-K. Subject to the provisions of Section 9.9 hereof, Company shall issue a press release in form and substance acceptable to Purchaser promptly following the Closing.

                  (l) Best Efforts. Company shall use its best efforts to satisfy each of the conditions to be satisfied by it as provided in Sections
6.1 and 6.2 of this Agreement.

                  5.2.     Reasonable Best Efforts.

                  (a) Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each party hereto agrees to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable and in any event within ten (10) Business Days of the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions reasonably necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable and (ii) make appropriate filings required under any other applicable Antitrust Laws (as defined below) as promptly as practicable and in any event within fifteen (15) Business Days of the date hereof.

                  (b) Each of Purchaser and the Company shall, in connection with the efforts referenced in Section 5.2(a) to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust Law, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other party informed in all material respects of any material communication received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust Division of the Department of Justice (the "DOJ") or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and
(iii) permit the other party to review any material communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any such other governmental authority or, in connection with any proceeding by a private party, with any other person, and to the extent permitted by the FTC, the DOJ or such other applicable governmental authority or other person, give the other party the opportunity to attend and participate in such meetings and conferences. For purposes of this Agreement, "Antitrust Law" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

                  (c) In furtherance and not in limitation of the covenants of the parties contained in Sections 5.2(a) and (b), each of Purchaser and the Company shall use its reasonable best efforts to resolve such objections if any, as may be asserted with respect to the transactions contemplated hereby under any Antitrust Law. In connection with the foregoing, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Antitrust Law, each of Purchaser and the Company shall cooperate in all respects with each other and use its respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 5.2 shall limit a party's right to terminate this Agreement pursuant to Section 6.2(d) so long as such party has up to then complied in all material respects with its obligations under this Section 5.2.

                  (d) If any objections are asserted with respect to the transactions contemplated hereby under any Antitrust Law or if any suit is instituted by any Governmental Authority or any private party challenging any of the transactions contemplated hereby as violative of any Antitrust Law, each of Purchaser and the Company shall use its reasonable best efforts to resolve any such objections or challenge as such Governmental Authority or private party may have to such transactions under such Antitrust Law so as to permit consummation of the transactions contemplated by this Agreement; provided, however, that in no event shall Purchaser or Company be required to hold separate (including by establishing a trust or otherwise) or to sell or otherwise dispose of any of its respective assets or operations.

VI.      CLOSING CONDITIONS

                  6.1. Conditions Precedent to Obligations of Purchaser. The obligations of Purchaser to purchase the Common Stock pursuant to Section
2.2 hereof is subject to the condition that Purchaser shall have received, on the Closing Date, the following, each dated as of the Closing Date unless otherwise indicated, in form and substance satisfactory to Purchaser:

                  (a) Favorable opinions of Powell, Goldstein, Frazer & Murphy LLP, counsel to Company, substantially in the form attached hereto as Exhibit D, it being understood that to the extent that such opinion of counsel to Company shall rely upon any other opinion of counsel, each such other opinion shall be in form and substance reasonably satisfactory to Purchaser and shall provide that Purchaser may rely thereon.

                  (b) Resolutions of the board of directors of Company, certified by the Secretary or Assistant Secretary of Company, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing
(i) the consummation of each of the transactions contemplated by this Agreement and (ii) specific officers to execute and deliver this Agreement and each other Transaction Document to which it is a party.

                  (c) Governmental certificates, dated the most recent practicable date prior to the Closing Date, with telegram updates where available, showing that Company is organized and in good standing in the jurisdiction of its organization and is qualified as a foreign corporation and in good standing in all other jurisdictions in which it is qualified to transact business.

                  (d) A copy of the organizational charter and all amendments thereto of Company, certified as of a recent date by the Secretary of State of the State of Delaware, and copies of Company's by-laws, certified by the Secretary or Assistant Secretary of Company as true and correct as of the Closing Date.

                  (e) The Registration Rights Agreement, the Stockholders Agreement, the PCA Shell License Agreement and such other Transaction Documents to be delivered on or prior to the Closing Date, duly executed by the parties thereto.

                  (f) Certificates of the Secretary or an Assistant Secretary of Company, dated the Closing Date, as to the incumbency and signatures of the officers of Company executing this Agreement, the Common Stock, each other Transaction Document to which it is a party and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

                  (g) Certificate of the President of Company, dated the Closing Date, stating that all of the representations and warranties of Company contained herein or in the other Transaction Documents are true and correct on and as of the Closing Date as if made on such date and that no breach of any covenant contained in Section V has occurred or would result from the Closing hereunder;

                  (h) The Common Stock shall have been at all times since the date of this Agreement and on the Closing Date listed for trading on the NASDAQ;

                  (i) Resolutions of the board of directors of Company, certified by the Secretary or Assistant Secretary of Company, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing an increase in the number of members constituting the board of directors of Company from its current seven
(7) to eight (8) and appointing Anthony C. Pizi (the "Purchaser Designee") to serve as director; and

                  (j) Evidence reasonably satisfactory to Purchaser that Purchaser Designee has been included in the current policies of directors' and officers' liability insurance maintained by Company on the date hereof.

                  6.2. Additional Conditions of Purchaser. The obligation of Purchaser to purchase the Common Stock pursuant to Section 2.2 is subject to the additional conditions precedent that:

                  (a) Except as disclosed pursuant to Section IV hereof, there shall not have occurred any event or condition since December 31, 1999 which could have a Material Adverse Effect.

                  (b) All of the representations and warranties of Company contained herein or in the other Transaction Documents shall be true and correct on and as of the Closing Date as if made on such date and no breach of any covenant contained herein shall have occurred or would result from the Closing hereunder.

                  (c) Company shall have delivered to Purchaser a letter from Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Closing Date.

                  (d) The Closing shall have occurred no later than September 15, 2000.

                  6.3. Conditions Precedent to Obligations of Company. The obligations of Company to sell the Common Stock pursuant to Section 2.2 hereof is subject to the condition that Company shall have received, on the Closing Date, the following, each dated as of the Closing Date unless otherwise indicated, in form and substance satisfactory to Company:

                  (a) The Registration Rights Agreement, the Stockholders Agreement, the PCA Shell License Agreement and such other Transaction Documents to be delivered on or prior to the Closing Date, duly executed by the parties thereto.

                  (b) Certificates of the Secretary or an Assistant Secretary of Purchaser, dated as of the Closing Date, as to the incumbency and signatures of the officers of Purchaser executing this Agreement and each other Transaction Document to which it is a party and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

                  (c) Certificate of an Executive Vice President or Senior Vice President of Purchaser, dated as of the Closing Date, stating that all of the representations and warranties of Purchaser contained herein or in the other Transaction Documents are true and correct on and as of the Closing Date as if made on such date.

                  6.4. Conditions Precedent to Obligations of Purchaser and Company. The respective obligations of Purchaser and Company to consummate the transactions contemplated by this Agreement are subject to the additional conditions precedent that any applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement shall have expired, and all consents, waivers, approvals and authorizations required to be obtained, and all filings or notices required to be, made by the Purchaser, Company or any of their Subsidiaries under any other applicable Antitrust Law in connection with the transactions contemplated in this Agreement shall have been obtained from or made with all required governmental authorities, except for such consents, waivers, approvals or authorizations which the failure to obtain, or such filings or notices which the failure to make, would not have a Material Adverse Effect on Purchaser or Company.

VII.     INDEMNIFICATION

                  Company agrees to indemnify and hold harmless Purchaser and its Affiliates and their respective officers, directors and employees from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind ("Losses") which may be imposed upon, incurred by or asserted against Purchaser or such other indemnified Persons in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants or agreement by Company contained herein or in any certificate or document delivered pursuant hereto or otherwise relating to or arising out of the transactions contemplated hereby. Notwithstanding the foregoing, Company shall not be required to indemnify any Purchaser under the terms of this Article VII with respect to any claim or violation for which indemnification is expressly excluded under the Registration Rights Agreement.

VIII.    EXPENSES

                  (a) Each of Purchaser and Company shall bear its own expenses in connection with any amendment, modification or waiver, or consent with respect to, any of the Transaction Documents.

                  (b) Company shall pay all reasonable out-of-pocket expenses of Purchaser in connection with any attempt to enforce any rights of Purchaser against Company, any Subsidiary of Company or any other Person, that may be obligated to any Purchaser by virtue of any of the Transaction Documents (including the reasonable fees and expenses of all of its counsel and consultants retained in connection with the Transaction Documents and the transactions contemplated thereby).

IX.      MISCELLANEOUS

                  9.1. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

                  If to Company:

                  Level 8 Systems, Inc.
                  8000 Regency Parkway
                  Cary, North Carolina 27511
                  Attn: Dennis McKinnie
                  Telecopy Number: (919) 461-2690

                  with a copy to:

                  Powell, Goldstein, Frazer & Murphy LLP
                  191 Peachtree Street N.E., 16th Floor
                  Atlanta, Georgia 30303
                  Attn: Scott D. Smith, Esq.
                  Telecopy Number: (404) 572-6999

                  If to Purchaser:

                  Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center
                  New York, New York 10080
                  Attn: John A. McKinley
                  Telecopy Number: (212) 449-8687

                  with copies to:

                  Mark B. Goldfus, Esq.
                  Merrill Lynch Corporate Law
                  222 Broadway, 17th Floor
                  New York, New York 10038
                  Telecopy Number: (212) 670-4518
                  with copies to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York 10153
                  Attn: Howard Chatzinoff, Esq.
                        S. Wade Angus, Esq.
                  Telecopy Number: (212) 310-8007

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited with the United States mail.

                  9.2. Binding Effect; Benefits. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

                  9.3. Complete Agreement; Amendment. This Agreement, together with the other Transaction Documents, constitutes the complete agreement and understanding of the parties with respect to the subject matter hereof and thereof and supersedes any previous agreement or understanding between them relating thereto. No amendment or waiver of any provision of this Agreement or any other Transaction Document nor consent to any departure by Company therefrom, shall in any event be effective unless the same shall be in writing and signed by Company and Purchaser, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

                  9.4. Successors and Assigns; Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Company without the prior written consent of Purchaser. Any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Purchaser to (i) Merrill Lynch & Co. Foundation, Inc. or (ii) any Affiliate of Purchaser without the prior written consent of Company, except the obligation of Purchaser to purchase the Common Stock at Closing. All covenants contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  9.5. Remedies. Purchaser, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  9.6. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  9.7. Severability. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

                  9.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  9.9. Publicity. Neither Purchaser nor Company shall issue any press release or make any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by the other party in advance. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised by counsel is legally necessary or advisable, and may make such disclosure as it is advised by its counsel is required by law.

                  9.10. Governing Law; Waiver of Jury Trial. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York without regard to the principles thereof relating to conflict of laws. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the federal or state courts located in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 9.1 hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement.

                      [PURCHASE AGREEMENT SIGNATURE PAGE]

                  IN WITNESS WHEREOF, Company and Purchaser have executed this Agreement as of the day and year first above written.



                                    LEVEL 8 SYSTEMS, INC.


                                    By: /s/ Dennis McKinnie
                                        ---------------------------------------
                                       Name: Dennis McKinnie
                                       Title: SVP



                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED


                                    By:/s/ E. Stanley O'neal
                                       ----------------------------------------
                                       Name: E. Stanley O'neal
                                       Title: Executive Vice President

                                                 EXHIBIT A to Purchase Agreement

                         FORM OF STOCKHOLDERS AGREEMENT


                  STOCKHOLDERS AGREEMENT, dated as of ___________, 2000 (this "Agreement"), by and among Level 8 Systems, Inc., a Delaware corporation having an office at 8000 Regency Parkway, Cary, North Carolina 27511 ("Company"), and those stockholders of Company set forth on Annex I hereto (individually, a "Stockholder" and collectively, the "Stockholders").
                              W I T N E S S E T H :

                  WHEREAS, Company and Merrill Lynch, Pierce Fenner & Smith Incorporated, a Delaware Corporation ("Purchaser"), have entered into that certain Purchase Agreement, dated as of July 31, 2000 (the "Purchase Agreement"), pursuant to which Company has agreed to sell, and Purchaser has agreed to purchase, on the terms and subject to the conditions set forth therein, 1,000,000 shares (the "Purchased Shares") of common stock of Company, $0.001 par value per share ("Common Stock");

                  WHEREAS, each of the Stockholders party hereto (other than Purchaser) are on the date hereof holders of the number of shares of Common Stock as is set forth on Annex I hereto (such Stockholders, other than Purchaser and its respective successors and assigns, the "Existing Stockholders"); and

                  WHEREAS, certain capitalized terms used in this Agreement and not otherwise defined herein are used as such terms are defined in the Purchase Agreement;

                  NOW, THEREFORE, in consideration of the agreements, premises and mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1.       Board of Directors.

                  (a) On the date hereof, and at each annual meeting of stockholders or any special meeting called for the purpose of electing members to the board of directors of Company (the "Board") (or by consent of stockholders in lieu of any such meeting) or at such other time or times as the stockholders pursuant to Company's certificate of incorporation and by-laws may agree, so long as Purchaser owns shares of Common Stock equal to at least twenty percent (20%) of the Purchased Shares, the Purchaser shall have the right to nominate one (1) director (such nominee is hereinafter referred to as the "Purchaser Designee") to the Board. Each of the Existing Stockholders shall vote any and all of its shares of Common Stock entitled to vote in favor of the election of the Purchaser Designee.

                  (b) No Existing Stockholder shall vote any shares of Common Stock in favor of the removal of a director nominated by Purchaser hereunder unless (i) the right of Purchaser so to nominate such director shall no longer exist pursuant to Section 1(a) or

(ii) Purchaser has terminated this Agreement in accordance with Section 5 hereof; provided, however, that upon the request of Purchaser to remove a director previously designated for nomination by Purchaser, the Existing Stockholders shall vote all of their shares of Common Stock in favor of (A) the removal of such director and (B) the election of any replacement director as may be designated by Purchaser, subject to the provisions of Section 1(a); and, provided, further, that any such director may be removed by the Existing Stockholders for cause in accordance with applicable law, provided that the Purchaser shall be entitled to designate a successor to such director and the Existing Stockholders shall vote all of their shares of Common Stock in favor of the election of such replacement director, subject to the provisions of Section 1(a).

                  (c) So long as (i) Purchaser has the right to nominate a director pursuant to Section 1(a) and (ii) Purchaser has not terminated this Agreement in accordance with Section 5 hereof, each of the Stockholders agrees to take such action in accordance with the terms of this Agreement, including the voting of shares of Common Stock owned or controlled by such Stockholder, as may be necessary to cause Company to have a Board consisting of eight (8) directors. In no event shall there be more than eleven (11) directors constituting the Board.

                  (d) If any vacancy occurs on the Board because of death, incapacity, resignation, retirement or removal of the Purchaser Designee in accordance with this Agreement, the Purchaser shall designate a successor to such Purchaser Designee, and each Existing Stockholder shall vote its shares of Common Stock in favor of the election of such successor to the Board, subject to the provisions of Section 1(a).

                  (e) Neither Company nor any Existing Stockholder shall give any proxy or power of attorney to any Person that permits the holder thereof to vote in his discretion on any matter that may be submitted to Company's stockholders for their consideration and approval, unless such proxy or power of attorney is made subject to and is exercised in conformity with the provisions of this Agreement.

                  (f) In the event Purchaser determines not to exercise its rights under Section 1(a) to designate a member of the Board, Purchaser may designate one individual (the "Observer") to attend any and all meetings of the Board (and any committees thereof) in a non-voting observer capacity. The Observer shall be entitled to receive all reports, presentations and materials as if the Observer were a director on the Board.

                  (g) Company shall reimburse the Purchaser Designee or the Observer, as the case may be, for any reasonable out-of-pocket expenses incurred in connection with Purchaser Designee's or Observer's service on the Board and committees thereof, which shall include travel expenses for attending Board meetings and other travel expenses related to Company or the activities of the Board.

                  (h) Company shall furnish to Purchaser Designee or the Observer, as the case may be, the same information (in form and substance) that it furnishes from time to time to the directors comprising its existing Board as of the date hereof, including, but not limited to: (i) all management letters of accountants relating to Company or any of its subsidiaries; (ii) budget information; and (iii) any notices relating to:

                  (1) the occurrence of any default or breach under any material agreement to which Company or any of its subsidiaries is a party;

                  (2) the commencement of any material legal or regulatory proceeding, action or investigation to which Company or any of its subsidiaries is a party; and

                  (3) copies of any material regulatory requests, documentation relating to governmental investigations, and governmental or regulatory orders, decisions and rulings and any filings with the SEC.

         2. Stockholders' Representations and Warranties. Each Stockholder represents and warrants to each of the other Stockholders that there are no agreements to which such Stockholder is a party with respect to the voting or transfer of the capital stock of Company or with respect to any other aspect of Company's affairs, other than (i) this Agreement and (ii) the agreements set forth on Annex II attached hereto.

         3. Stop Order; Transfer Agent Instructions. Except for any shares of Common Stock (i) sold to the public as part of a registered public offering in accordance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), including any applicable rules and regulations promulgated thereunder, (ii) sold to the public in accordance with the applicable provisions of Rule 144 promulgated under the Securities Act, or (iii) distributed by any of Welsh, Carson, Anderson & Stowe VI, L.P., WCAS Information Partners, L.P. and WCAS Capital Partners II, L.P. (each, a "Welsh Carson Party") to any of such Welsh Carson Party's limited partners or any general partner thereof not involved in the management of such Welsh Carson Party (such limited or general partners, "Passive Investors") as part of an in-kind distribution of the shares of Common Stock to all of such Welsh Carson Party's Passive Investors, the Stockholders agree that their shares of Common Stock shall not be transferable during the term of this Agreement until such time as any transferee thereof executes and delivers to Company a counterpart signature page agreeing to be bound by the terms of this Agreement. Company shall provide its transfer agent with stop transfer orders in the form attached hereto as Exhibit A.

         4. Equitable Relief. It is hereby acknowledged that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed fully by the parties hereto in accordance with the terms specified herein, and that monetary damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties relying hereon in the event that the undertakings and provisions contained in this Agreement were breached or violated. Accordingly, each party hereto hereby agrees that each other party hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of the undertakings and provisions hereof and to enforce specifically the undertakings and provisions hereof in any court of the United States or any state having jurisdiction over the matter; it being understood that such remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

         5. Termination by Purchaser. Purchaser may, in its sole discretion, terminate this Agreement at any time by delivery of written notice to Company (which termination shall be effective as of the date specified in such written notice), whereupon all rights and obligations of Purchaser, the Existing Stockholders and any other party that may become a Stockholder under this Agreement shall terminate and be of no further force and effect.

         6.       Miscellaneous.

         (a) Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

                  If to Company:

                  Level 8 Systems, Inc.
                  8000 Regency Parkway
                  Cary, North Carolina 27511
                  Attn:  Dennis McKinnie
                  Telecopy Number: (919) 461-2690

                  with a copy to:

                  Powell, Goldstein, Frazer & Murphy LLP
                  191 Peachtree Street N.E., 16th Floor
                  Atlanta, Georgia  30303
                  Attn:  Scott D. Smith, Esq.
                  Telecopy Number: (404) 572-6999

                  If to Purchaser:

                  Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center
                  New York, New York  10080
                  Attn: John A. McKinley
                  Telecopy Number: (212) 449-8687
                  with copies to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attn:  Howard Chatzinoff, Esq.
                         S. Wade Angus, Esq.
                  Telecopy Number: (212) 310-8007

                  If to any Existing Stockholder

                  To the address of such party appearing
                  under its or his name on Annex I hereto

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) business days after the same shall have been deposited with the United States mail.

         (b) Complete Agreement; Amendment. This Agreement constitutes the complete understanding of the parties with respect to its subject matter and supersedes any other agreement or understanding relating thereto. No amendment, change or modification of this Agreement shall be valid, binding or enforceable, unless the same shall be in writing and signed by Purchaser and the Company and the Existing Stockholders to the extent their rights and obligations under this Agreement would be affected thereby.

         (c) Waiver. No failure or delay on the part of the Stockholders or Company or any of them in exercising any right, power or privilege hereunder, and no course of dealing between the Stockholders or Company, shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights and remedies which the Stockholders or Company would otherwise have.

         (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

         (e) Governing Law; Jurisdiction; Waivers. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflict of laws provisions thereof. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 6(a) hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.

         (f) Benefit and Binding Effect. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, including any permitted transferee of their Common Stock (other than as part of (i) a registered offering under the Securities Act, (ii) a sale to the public pursuant to Rule 144 promulgated under the Securities Act, or (iii) in the case of any Welsh Carson Party, a distribution by such Welsh Carson Party to any of its Passive Investors as an in-kind distribution of the shares of Common Stock to all of such Welsh Carson Party's Passive Investors). References herein to Purchaser shall include Purchaser and any of its successors and assigns.

         (g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         (h) After-Acquired Shares. All of the provisions of this Agreement shall apply to all of the shares of capital stock of Company now owned or which may be issued to or acquired by a Stockholder in consequence of any additional issuance (including, without limitation, by exercise of an option or any warrant), purchase, exchange, conversion or reclassification of stock, corporate reorganization, or any other form of recapitalization, consolidation, merger, stock split or stock dividend, or which are acquired by a Stockholder in any other manner.

         (i) Approvals and Consents. The Stockholders hereby agree, for themselves, their successors, heirs and legal representatives, to vote at stockholders' and directors' meetings of Company, to prepare, execute and deliver or cause to be prepared, executed and delivered such further instruments and documents, to take such other actions and to adopt such by-laws and provisions of the certificate of incorporation as may be reasonably required to more effectively carry out the intent and purposes of this Agreement and the transactions contemplated hereby. They further agree to cause Company to do the same.

                     [STOCKHOLDERS AGREEMENT SIGNATURE PAGE]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         COMPANY:


                         LEVEL 8 SYSTEMS, INC.


                         By:
                            ----------------------------------------
                            Name:
                            Title:


                         PURCHASER:


                         MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


                         By:
                            ----------------------------------------
                            Name:
                            Title:


                         EXISTING STOCKHOLDERS:


                         LIRAZ SYSTEMS LTD.


                         By:
                            ----------------------------------------
                            Name:
                            Title:


                         LIRAZ EXPORT (1990) LTD.


                         By:
                            ----------------------------------------
                            Name:
                            Title:

                    [STOCKHOLDERS AGREEMENT SIGNATURE PAGE]

                         ADVANCED SYSTEMS EUROPE B.V.


                         By:
                            ----------------------------------------
                            Name:
                            Title:


                         WELSH, CARSON, ANDERSON
                         & STOWE VI, L.P.


                         By: WCAS VI PARTNERS, L.P., General Partner


                         By:
                            ----------------------------------------
                            Laura Van Buren
                            General Partner


                         WCAS INFORMATION PARTNERS, L.P.


                         By: WCAS INFO Partners, General Partner


                         By:
                            ----------------------------------------
                            Laura Van Buren
                            General Partner


                         WCAS CAPITAL PARTNERS II, L.P.


                         By:
                            ----------------------------------------
                            Laura Van Buren
                            General Partner

                                     ANNEX I

Stockholders/Purchasers                        Class of Securities                   of Shares
-----------------------                        -------------------                   ---------
Merrill Lynch, Pierce, Fenner & Smith          Common Stock                          1,000,000
Incorporated
Merrill Lynch World Headquarters North Tower
World Financial Center
250 Vesey Street
New York, New York 10281

Liraz Systems Ltd.                             Common Stock                          2,921,863
5 Hatzoref Street
Holon, 58856
Israel
Telecopy No. ____________

Liraz Export (1990) Ltd.                       Common Stock                            821,257
5 Hatzoref Street
Holon, 58856
Israel
Telecopy No. ____________

Advanced Systems Europe B.V.                   Common Stock                          1,000,000
5 Hatzoref Street
Holon, 58856                                   Preferred Stock                          10,000
Israel
Telecopy No. ____________

WCAS PARTIES:

Welsh, Carson, Anderson & Stowe                Common Stock                            944,844
VI, L.P.
c/o Welsh, Carson, Anderson & Stowe
320 Park Avenue
New York, New York 10022
Telecopy No. 212-893-9536

WCAS Information Partners, L.P.                Common Stock                             11,290
c/o Welsh, Carson, Anderson & Stowe
320 Park Avenue
New York, New York 10022
Telecopy No. 212-893-9536

WCAS Capital Partners II, L.P.                 Common Stock                           ________
c/o Welsh, Carson, Anderson & Stowe
320 Park Avenue
New York, New York 10022
Telecopy No. 212-893-9536

                                    ANNEX II

         AGREEMENT WITH WELSH, CARSON, ANDERSON & STOWE RELATED TO THE PURCHASE OF SEER

         Level 8 purchased a majority interest in Seer Technologies, Inc. pursuant to an "Agreement" dated November 23, 1998. The Agreement is filed as Exhibit 2.1 to Seer Technologies, Inc.'s Annual Report on Form 10-K405, filed January 12, 1999. The agreement was among Level 8 and twenty parties, all of whom were related to the Welsh, Carson, Anderson & Stowe investment firm (the "WCAS Parties"). The agreement obligates the WCAS Parties to grant proxies to Level 8 for all votes prior to January 1, 2001. (Agreement Section 9.3.1).

         AGREEMENTS RELATED TO LEVEL 8'S PURCHASE OF MOMENTUM SOFTWARE
         CORPORATION

         Level 8 purchased Momentum Software Corporation in February of 1998, pursuant to an Agreement and Plan of Reorganization by and Among Level 8 Systems, Inc., Middleware Acquisition Corporation, Momentum Software Corporation and Robert Brill, Bruns Grayson and Hubertus Vandervoort, as Trustees of the Momentum Liquidating Trust, on Behalf of the Securityholders of Momentum Software Corporation (the "Momentum Purchase Agreement"), filed as Exhibit 10.42 to Level 8's Annual Report on Form 10-K, filed March 31, 1998.

         Section 5.14 of the Momentum Purchase Agreement provides that the Board of Directors of Level 8 will take all actions necessary to maintain Robert Brill on the Board until December 1, 2000.

         The Momentum Purchase Agreement also provides for a voting agreement in favor of Liraz. The form of that agreement shows that the Momentum Liquidating Trust (the "Trust") was to enter into a Voting and Rights Agreement with Liraz Systems, Ltd. as of March 26, 1998. The form requires the Trust to vote all of its shares in accordance with Liraz' instructions "to the extent necessary, pursuant to generally accepted accounting principles in Israel, to permit Liraz to file consolidated financial statements with Level 8."

         LIRAZ - SOMECH VOTING COORDINATION AGREEMENT

         In June of 1997 Liraz Systems, Inc. and Samuel Somech entered into a Voting Coordination Agreement which provided for voting to elect Mr. Somech and the candidates designated by Liraz to the Board, and otherwise provided for coordinated voting to prevent any change in the structure of the Company without the consent of both parties.

         AGREEMENT RELATED TO INVESTMENT BY CANDLE CORPORATION

         The Investment Agreement dated July 26, 1996, among Across Data Systems, Inc. (predecessor to Level 8), Liraz Systems Ltd., and Candle Corporation, filed as Exhibit 10.41 to the Company's Registration Statement on Form S-1 filed November 4, 1996, allows Candle to designate to Liraz and Level 8 an individual nominee to the Board of Directors of Level 8 until the later of July 26, 1999 (three years from the date of the agreement), or the date on which, in the good faith judgment of Level 8's board, Candle and Level 8 cease to have substantial, ongoing business relationships, including but not limited to, the renewal or extension of:

                  1.       The agency agreement for certain Candle products;

                  2. Candle's distribution rights and license of the Falcon External Gateway; or

                  3.       Candle's license to incorporate Level 8's DOT/XM.

         Level 8 and Liraz are obligated to use all reasonable efforts to cause the Candle designee to be elected to the Board. Despite the three year minimum on Candle's right to designate a director nominee, the agreement also provides that "[a]ny director so designated may be removed from the board of directors with or without cause at any time after the second anniversary of this agreement."

                                                                       EXHIBIT A



                             _____________ __, 2000

VIA FACSIMILE AND CERTIFIED MAIL

American Stock Transfer & Trust Company
40 Wall Street, 46th Floor
New York, New York  10005

Attention:  Isaac Kagen or Rosie Rosenbloom

         Re:      Level 8 Systems, Inc.
                  Transfer Restriction Related to Voting Agreement

Ladies and Gentlemen:

         I am Senior Vice President, Chief Legal and Administrative Officer and Corporate Secretary of Level 8 Systems, Inc. (the "Company"). I am writing to you in such capacity to advise you that each of the stockholders listed on Schedule A attached hereto have entered into a stockholders agreement, dated as of __________ ___, 2000, with the Company (the "Stockholders Agreement"). The Stockholders Agreement applies to all of the shares of Level 8 Common Stock owned by each of the listed stockholders, whether the shares are currently owned or hereafter acquired, in accordance with the terms and conditions of the Stockholders Agreement.

         You are hereby authorized and directed to stop the transfer of any shares of the Company's Common Stock held by any of the listed stockholders unless and until the Company confirms to you in writing that it has received from any transferee with respect to such shares a signed counterpart signature page to the Stockholders Agreement.

                                  Very truly yours,




                                  Dennis McKinnie
                                  Senior Vice President, Chief Legal and
                                  Administrative Officer and Corporate Secretary


Enclosures
PGF&M 388088

                                   SCHEDULE A


         Merrill Lynch, Pierce, Fenner & Smith
            Incorporated

         Liraz Systems Ltd.

         Liraz Export (1990) Ltd.

         Advanced Systems Europe B.V.

         Welsh, Carson, Anderson & Stowe VI, L.P.

         WCAS Information Partners, L.P.

         WCAS Capital Partners II, L.P.

                                                 EXHIBIT B to Purchase Agreement


                       FORM OF PCA SHELL LICENSE AGREEMENT


                           dated as of _______ __ 2000


                                 by and between


                             LEVEL 8 SYSTEMS, INC.,


                                       and


               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                       FORM OF PCA SHELL LICENSE AGREEMENT

                  This agreement ("Agreement"), dated as of _________ __, 2000 ("Effective Date"), is by and between Merrill, Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation having an office at Merrill Lynch World Headquarters North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281 ("Merrill Lynch"), and Level 8 Systems, Inc., a Delaware corporation having an office at 8000 Regency Parkway, Cary, North Carolina 27511 ("Level 8").

                                   WITNESSETH

                  WHEREAS, Merrill Lynch has developed and owns a software product comprising a Seamless Application Interface Manager ("PCA Shell");


                  WHEREAS, Level 8 desires to license from Merrill Lynch and Merrill Lynch desires to license to Level 8 upon the terms set out herein, the PCA Shell; and

                  WHEREAS, Merrill Lynch and Level 8 are entering into a Purchase Agreement of the same Effective Date as this Agreement relating to their overall relationship;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

                             ARTICLE 1 - DEFINITIONS

                  When used in this Agreement, the capitalized terms listed in this Article 1 shall have the following meanings:

         1.1 "Affiliates" means, with respect to Merrill Lynch, (i) each company that controls, is controlled by or is under common control with Merrill Lynch or any Affiliate of Merrill Lynch, (ii) each company that Merrill Lynch, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 30% or more of the equity having ordinary voting power either in the election of directors of such company or otherwise in the selection of the management of such company, or (iii) any trust or beneficiary of a trust of which Merrill Lynch is the sole trustee. For the purpose of this definition, "control" of a company shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         1.2 "DOCUMENTATION" means logic diagrams, flow charts, working papers, installation, instruction and operating manuals, and other written materials relating to the PCA Shell and any component thereof, to the extent reasonably required by each party to enable that party to perform its obligations hereunder.

         1.3 "INTELLECTUAL PROPERTY" means any rights available with respect to the Technology under patent, copyright or trade secret law or any other statutory provision or common law doctrine.

         1.4 "PCA SHELL" means the so-called "PCA Shell" user interface/infrastructure software developed by Merrill Lynch which incorporates the inventions claimed in the Patent (as such term is hereafter defined in Section 2.3(b)).

         1.5 "SOFTWARE" means any computer software, including, but not limited to, source code, object code, screens, user interfaces, report formats, templates, menus, buttons and icons, and all user materials and manuals related thereto.

         1.6 "TECHNOLOGY" means, collectively, designs, formulas, processes, algorithms, methods, techniques, ideas, know-how, research, Software, programs, subroutines, tools, inventions, trade secrets, creations, improvements, works of authorship and other similar materials, and all recordings, graphs, drawings, reports, and other writings in any form whether or not specifically listed herein, and all related technology, that are used in, incorporated in, embodied in, or relate to the PCA Shell.

                       ARTICLE 2 - OWNERSHIP AND LICENSE

         2.1 DELIVERY. Promptly after the Effective Date, Merrill Lynch shall deliver to Level 8 the PCA Shell Software and Documentation.

         2.2      OWNERSHIP.

                  (a) Merrill Lynch shall own all right, title and interest in and to the Technology and Intellectual Property relating to the PCA Shell in the form delivered to Level 8, and any improvements, enhancements or modifications to the foregoing developed by Merrill Lynch. Merrill Lynch shall also own all right, title and interest in and to the Technology and Intellectual Property relating to the so-called "Distributed Computing Substrate" architecture currently under development by Merrill Lynch as described in that certain document referred to as the "Distributed Computing Substrate" ("Distributed Computing Substrate").

                  (b) Level 8 shall immediately and fully disclose to Merrill Lynch any and all Technology discovered or developed by it solely, or jointly with Merrill Lynch, and any modifications or enhancements made by Level 8 to the PCA Shell. Subject to Merrill

Lynch's ownership rights set out in Section 2.2(a), Level 8 shall own all right, title and interest in and to the Technology and Intellectual Property relating to the PCA Shell discovered or developed by it solely, and any modifications or enhancements made by Level 8 to the PCA Shell. Subject to Merrill Lynch's ownership rights set out in Section 2.2(a), Merrill Lynch and Level 8 shall each own an undivided one-half interest in and to the Technology and Intellectual Property relating to the Technology discovered or developed jointly by Level 8 and Merrill Lynch, except that any patent rights relating to the Technology that are jointly developed by Merrill Lynch and Level 8 shall be solely owned by Merrill Lynch and Level 8 shall execute any assignments needed to give effect to such ownership by Merrill Lynch.

         2.3 MERRILL LYNCH LICENSES TO LEVEL 8. Merrill Lynch hereby grants to Level 8, and Level 8 hereby accepts, the following royalty-free, fully paid, nontransferable, worldwide, licenses, with the right to sublicense:

                  (a) a license to copy, display, use, modify and reproduce the PCA Shell, including any improvements, enhancements or modifications thereto developed during the term of this Agreement that Merrill Lynch, in its sole discretion, provides to Level 8, and to distribute the PCA Shell to the public pursuant to license agreements containing terms which are adequate to protect the rights of Merrill Lynch in the PCA Shell; and

                  (b) a license to make, use, sell and offer to sell products incorporating inventions claimed in U.S. Patent No. 5,878,258, entitled "Seamless Application Interface Manager" (the "Patent"); and

                  (c) a nonexclusive license to copy, display, use, modify and reproduce the Distributed Computing Substrate, including any improvements, enhancements or modifications thereto developed during the term of this Agreement that Merrill Lynch, in its sole discretion, provides to Level 8, and to distribute the Distributed Computing Substrate to the public pursuant to license agreements containing terms which are adequate to protect the rights of Merrill Lynch in the Distributed Computing Substrate.

         2.4 LEVEL 8 LICENSE TO MERRILL LYNCH. Level 8 hereby grants to Merrill Lynch, and Merrill Lynch hereby accepts, a royalty-free, perpetual, worldwide license to copy, display, use, modify and reproduce any Technology developed by Level 8 and any modifications or enhancements made by Level 8 to the PCA Shell, including any improvements, enhancements or modifications thereto developed during or after the term of this Agreement, for any and all business uses of Merrill Lynch and its Affiliates and subsidiaries.

         2.5 EXCLUSIVITY PERIOD. The foregoing licenses with respect to the PCA Shell, and the Patent granted by Merrill Lynch shall be exclusive, subject to Section 2.7, for two years from the Effective Date (the "Exclusivity Period"), after which such licenses shall be non-exclusive unless the average, split-adjusted closing price of the common stock of Level 8 over a period of 60 consecutive trading days during the Exclusivity Period is greater than or equal to $120 per share (the "Target Price").

Notwithstanding the aforementioned provision, if during the Exclusivity Period
(i) the Target Price is not achieved for the requisite time period but (ii) the average closing price of the Dow Jones Industrial Average over a period of 60 consecutive trading days during the Exclusivity Period is less than 5,000, then the Exclusivity Period shall be extended for one additional year, for a maximum total Exclusivity Period of three years subject to further extensions as may be agreed upon in writing by the parties. If Level 8 common stock achieves the above mentioned Target Price, the PCA Shell and Patent licenses shall become exclusive in perpetuity. For avoidance of doubt, the lapse of exclusivity shall apply only to the PCA Shell as delivered pursuant to Section 2.1. Notwithstanding the foregoing, Merrill Lynch shall have the rights: (i) to continue development of the PCA Shell Software independently of Level 8's development efforts after the Effective Date; (ii) to copy, display, use, modify and reproduce the modifications and improvements that Merrill Lynch independently develops; and (iii) subject to the exclusivity with respect to the PCA Shell and the Patent granted pursuant to this Section 2.5, to distribute such modifications and improvements to the public.

         2.6 ENFORCEMENT DURING THE EXCLUSIVITY PERIOD. During the Exclusivity Period, Merrill Lynch shall have the initial right, but not the obligation, for a period of 60 days commencing upon the discovery of an alleged infringer of the Patent to enforce the Patent against the alleged infringer. The discovery of an alleged infringer of the Patent shall mean the receipt of a written legal opinion from counsel of Merrill Lynch's choice, in its sole discretion, that the Patent has been infringed. If Merrill Lynch decides, in its sole discretion, not to enforce the Patent against such alleged infringer, the right to enforce the patent against the alleged infringer shall be transferred to Level 8, except to the extent that the activities of the alleged infringer are on behalf of Merrill Lynch in support of its business activities relating to the PCA Shell.

         2.7 RESERVATION OF RIGHTS. Notwithstanding any provision to the contrary, Merrill Lynch hereby reserves the right (i) to copy, display, use, modify and reproduce the PCA Shell, and (ii) to make, have made and use products incorporating inventions claimed in the Patent, for its own business uses and the business uses of its Affiliates and subsidiaries.

         2.8 MARKING. Level 8 shall mark any product containing the PCA Shell or any inventions covered by the Patent with a notice containing reasonable text which shall be provided by Merrill Lynch.

                      ARTICLE 3 - PROPRIETARY INFORMATION

         3.1 DURATION. The provisions of this Article 3 shall survive the termination of this Agreement for a period of five years thereafter.

         3.2 APPLICATION OF MUTUAL NON-DISCLOSURE AGREEMENT. Except where expressly and specifically stated to the contrary in this Agreement or in the Master

License Agreement between Merrill Lynch and Seer Technologies, Inc., predecessor in interest to Level 8, dated October 24, 1996, the terms and conditions set forth in paragraphs 1, 2, 3, 4 (first paragraph only), 5 and 7 of the Mutual Non-Disclosure Agreement dated July 1, 1999 between Merrill Lynch and Level 8 shall apply to any and all information disclosed pursuant to the terms of this Agreement.

                   ARTICLE 4 - REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS AND WARRANTIES. Each party hereby represents, warrants and covenants to the other party that it has full corporate power and authority to enter into this Agreement, and the execution by it of this Agreement and the consummation by it of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate actions; the execution and delivery of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not conflict with or violate:
(i) its charter documents or by-laws; (ii) any contract or agreement to which it is a party, by which it or any of its affiliates is bound, or to which any of its assets are subject; or (iii) any applicable law or the order of any court or governmental authority. Merrill Lynch hereby represents and warrants that it has sufficient rights in the PCA Shell Software to grant the rights described herein and has not previously and will not grant any rights in the PCA Shell Software to any third party that are inconsistent with the rights granted to Level 8 herein. Merrill Lynch further represents and warrants that to its knowledge the PCA Shell Software does not infringe any patents, copyrights, trade secret rights, trademarks or other proprietary rights held by any third party.

         4.2 LIMITATIONS; DISCLAIMER OF WARRANTIES. EXCEPT AS SET FORTH IN THE MASTER LICENSE AGREEMENT, THE FOLLOWING LIMITATIONS AND DISCLAIMERS SHALL
APPLY:

(a) IN NO EVENT SHALL MERRILL LYNCH OR ITS AFFILIATES OR SUPPLIERS BE LIABLE FOR PROSPECTIVE PROFITS, OR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF (i) THE USE OR DISTRIBUTION OF ANY PCA SHELL SOFTWARE, THE DISTRIBUTED COMPUTING SUBSTRATE OR DOCUMENTATION PROVIDED BY MERRILL LYNCH, IN WHOLE OR IN PART, OR ANY EXECUTABLE SOFTWARE OR LEVEL 8 SOFTWARE, BY LEVEL 8 OR ANY THIRD PARTY,
         (ii) THE MANUFACTURING OF PRODUCTS BY LEVEL 8 WHICH INCLUDE THE PCA SHELL SOFTWARE AND/OR THE DISTRIBUTED COMPUTING SUBSTRATE, IN WHOLE OR IN PART, OR ANY OF THE INTELLECTUAL PROPERTY RIGHTS LICENSED UNDER THIS AGREEMENT, OR (iii) THE USE OF SUCH PRODUCTS BY LEVEL 8 OR ANY END USER, WHETHER UNDER THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), INDEMNITY, PRODUCT LIABILITY OR OTHERWISE. IN NO EVENT SHALL MERRILL LYNCH'S LIABILITY

         ARISING UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY LIABILITY FOR DIRECT DAMAGES, EXCEED THE FAIR MARKET VALUE ON THE EFFECTIVE DATE, OF THE SECURITIES RECEIVED BY MERRILL LYNCH PURSUANT TO SUCH PURCHASE AGREEMENT.

(b) NEITHER MERRILL LYNCH, NOR ANY AFFILIATE, NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, SHALL BEAR ANY RISK, OR HAVE ANY RESPONSIBILITY OR LIABILITY, OF ANY KIND TO LEVEL 8 OR TO ANY THIRD PARTIES WITH RESPECT TO (i) THE QUALITY AND/OR PERFORMANCE OF ANY PORTION OF THE PCA SHELL SOFTWARE, THE DISTRIBUTED COMPUTING SUBSTRATE AND DOCUMENTATION, (ii) THE INTELLECTUAL PROPERTIES RIGHTS LICENSED BY MERRILL LYNCH HEREUNDER, OR (iii) ANY PRODUCTS INCORPORATING ANY OF THE FOREGOING, IN WHOLE OR IN PART, INCLUDING, WITHOUT LIMITATION, THE OPERATION OR PERFORMANCE OF ANY OF SUCH PRODUCTS.

(c) NEITHER DOES MERRILL LYNCH NOR ITS AFFILIATES AND SUPPLIERS MAKE, NOR DOES LEVEL 8 RECEIVE, ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED OR STATUTORY REGARDING THE PCA SHELL SOFTWARE, THE DISTRIBUTED COMPUTING SUBSTRATE AND/OR THE INTELLECTUAL PROPERTY RIGHTS LICENSED BY MERRILL LYNCH HEREUNDER EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MERRILL LYNCH AND ITS AFFILIATES AND SUPPLIERS EXPRESSLY DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION, REGARDING THE PCA SHELL SOFTWARE, THE DISTRIBUTED COMPUTING SUBSTRATE AND DOCUMENTATION. ANY WARRANTY AGAINST INFRINGEMENT THAT MAY BE PROVIDED IN SECTION 2-312(3) OF THE UNIFORM COMMERCIAL CODE AND/OR IN ANY OTHER COMPARABLE STATE STATUTE IS EXPRESSLY DISCLAIMED.

                            ARTICLE 5 - TERMINATION

         5.1 TERMINATION BY EITHER PARTY. Either party may terminate this Agreement, effective immediately upon receipt of notice of termination by the other party, in the event that the other party defaults on the performance or observance of any of the material terms or material conditions of this Agreement (including without limitation, a breach of warranty or of an obligation with respect to the maintenance of confidentiality), which default is not remedied within thirty (30) days after written notice specifying the nature of the default is received.

                       ARTICLE 6 - EFFECTS OF TERMINATION

         6.1 LICENSES. Upon the termination of this Agreement, (i) all licenses granted by one party to the other (and permitted sublicenses granted to third parties) shall survive, but neither party shall have any further rights to grant sublicenses under the other party's Technology or Intellectual Property to third parties or to distribute the other party's Software to any third party, and (ii) notwithstanding any provision of this Agreement to the contrary, any exclusive licenses granted to Level 8 under this Agreement by Merrill Lynch shall immediately become non-exclusive.

         6.2 SURVIVAL PROVISIONS OF AGREEMENT. In the event of any termination of this Agreement, the provisions of Articles 2 (OWNERSHIP AND LICENSE), 3 (PROPRIETARY INFORMATION AND RIGHTS), 4 (REPRESENTATIONS AND WARRANTIES), 6 (EFFECTS OF TERMINATION), 8 (INDEMNIFICATION BY MERRILL LYNCH) AND 9 (DISPUTE RESOLUTION) shall survive and continue in effect as set forth therein and shall inure to the benefit of and be binding upon the parties and their legal representatives, heirs, successors, and permitted assigns.

                           ARTICLE 7 - FORCE MAJEURE

         7.1 LIMITATION ON LIABILITY. Neither party shall be liable to the other party for any failure or delay in performance under this Agreement, and such failure or delay shall not constitute a default under or breach of this Agreement, for any period and to the extent that the failure or delay is due in whole or in part to any cause beyond its reasonable control, including but not limited to, action or inaction of governmental, civil or military authority, changes in federal, state or local statutes, rules or regulations, delays in transportation, sources of supply, material shortages, third party labor difficulties, accidents, acts of God, fire, flood, war, riot, earthquake or any other force majeure.

                  ARTICLE 8 - INDEMNIFICATION BY MERRILL LYNCH

         8.1 INDEMNIFICATION BY MERRILL LYNCH. Subject to Section 8.3, Merrill Lynch (the "Indemnifying Party") shall indemnify Level 8 (the "Indemnified Party") and its affiliates against, and hold them harmless from, any and all claims, losses, deficiencies, damages, liabilities, costs, and expenses (including without limitation reasonable attorneys' fees and all related costs and expenses) ("Losses") incurred by the

Indemnified Party as a result of any third party claim, judgment or adjudication against them arising from a breach by Merrill Lynch of its representations and warranties contained herein.

         8.2      LIMITATION. The indemnities in Sections 8.1 shall not apply:
(a) if the Indemnified Party fails to give the Indemnifying Party prompt notice of any claim it receives and such failure materially prejudices the Indemnifying Party, (b) if the Indemnified Party fails to provide reasonable information and cooperation to the Indemnifying Party in connection with the litigation or settlement of a third party claim; or (c) unless the Indemnifying Party is given the opportunity to approve any settlement, which approval shall not be unreasonably withheld; provided, however, that if the Indemnifying Party unreasonably withholds such approval, it shall, at the option of the Indemnified Party, be required to assume the defense of such claim at its own expense.

         8.3 LIMITATION ON DAMAGES. MERRILL LYNCH SHALL HAVE NO INDEMNIFICATION OBLIGATIONS RELATING TO THIS AGREEMENT OTHER THAN THOSE SET FORTH IN SECTION 8.1, AND IN NO EVENT SHALL MERRILL LYNCH BE LIABLE UNDER THIS AGREEMENT FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

                         ARTICLE 9 - DISPUTE RESOLUTION

         9.1 The parties shall attempt to resolve in good faith any claim, controversy or other dispute arising out of or relating to this Agreement. Any such dispute which cannot be resolved informally shall be submitted in writing to the Merrill Lynch Project Manger (as of the Effective Date, Elizabeth Lerner) and the Level 8 Project Manager (as of the Effective Date, ___________), who shall attempt to resolve the dispute within seven calendar days of such submission. Neither party may take any other action to resolve the dispute during such seven calendar days.

                            ARTICLE 10 MISCELLANEOUS

         10.1 NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

                  If to Level 8:

                  Level 8 Systems, Inc.
                  8000 Regency Parkway
                  Cary, North Carolina 27511
                  Attn:  Dennis McKinnie________
                  Telecopy Number: (919) 380-5005

                  with a copy to:

                  Scott Smith
                  Powell Goldstein Frazer & Murphy
                  191 Peachtree Street, 16th Floor
                  Atlanta, Georgia 30303
                  Telecopy Number: (404) 572-6875

                  If to Merrill Lynch:

                  Merrill Lynch, Pierce, Fenner & Smith Incorporated Merrill Lynch World Headquarters North Tower
                  World Financial Center
                  250 Vesey Street
                  New York, New York  10281
                  Attn:____________________________
                  Telecopy Number: (212) ___-____

                  with copies to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attn:  Howard Chatzinoff, Esq.
                         S. Wade Angus, Esq.
                  Telecopy Number: (212) 310-8007

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) business days after the same shall have been deposited with the United States mail.

         10.2 Binding Effect; Benefits. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

         10.3 Complete Agreement; Amendment. This Agreement constitutes the complete agreement and understanding of the parties with respect to the subject matter hereof and thereof and supersedes any previous agreement or understanding between them relating thereto. No amendment or waiver of any provision of this Agreement nor consent to any departure by a party therefrom, shall in any event be effective unless the same shall be in writing and signed by a party hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         10.4 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Level 8 without Merrill Lynch's prior written approval.

         10.5 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         10.6 Written Approval. All approvals and/or consents required by a party to this Agreement must be requested by such party in writing to the other party, and all approvals or consents shall not be effective unless in writing.

         10.7 Severability. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

         10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         10.9 Publicity. Neither party shall issue any press release or make any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by the other party in advance.

         10.10 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York without regard to the principles thereof relating to conflict of laws. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the federal or state courts located in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 10.1 hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement.

         10.11 No Partnership or Joint Venture. The relationship between Merrill Lynch and Level 8 is that of licensor and licensee. Level 8 is an independent contractor and is not the legal representative, agent, joint venturer, partner or employee of Merrill Lynch for any purpose whatsoever. Neither party has any right or authority to assume or create any obligations of any kind or to make any representation or warranty on behalf of the other party, whether express or implied, or to bind the other party in any respect whatsoever.

         10.12 Construction. This Agreement shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either of the parties.

IN WITNESS WHEREOF, Merrill Lynch and Level 8 have executed this Agreement as of the day and year first above written.


                                 LEVEL 8 SYSTEMS, INC.


                                 By:
                                    ------------------------------------------
                                    Name:

                                    Title:

                                 MERRILL LYNCH, PIERCE, FENNER & SMITH
                                 INCORPORATED


                                 By:
                                    ------------------------------------------
                                    Name:

                                    Title:

                                                 EXHIBIT C to Purchase Agreement


                      FORM OF REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of _______ __, 2000, by and among Level 8 Systems, Inc., a Delaware corporation ("Company"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation ("Purchaser").

                              W I T N E S S E T H :

                  WHEREAS, Company and Purchaser have entered into that certain Purchase Agreement, dated as of July 31, 2000 (the "Purchase Agreement"), pursuant to which Company has agreed to issue and sell to Purchaser, and Purchaser has agreed to purchase from Company, shares of common stock of the Company, $0.001 par value per share ("Common Stock"); and

                  WHEREAS, in order to induce Purchaser to (i) enter into the Purchase Agreement and purchase such shares of Common Stock and (ii) enter into the other agreements contemplated under the Purchase Agreement in connection with the issuance of the shares of Common Stock, Company has agreed to provide registration rights with respect to the shares of Common Stock issued to Purchaser pursuant to the Purchase Agreement;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Holder" shall mean each of Purchaser, any affiliates thereof or other permitted assigns holding shares of Common Stock issued pursuant to the Purchase Agreement.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "Registrable Securities" shall mean the shares of Common Stock acquired by Purchaser pursuant to the terms of the Purchase Agreement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  2. Required Registration. (a) After receipt of a written request from the Holders of Registrable Securities requesting that Company effect a registration under the Securities Act covering at least thirty (30%) percent of the Registrable Securities outstanding as of the date hereof, and specifying the intended method or methods of disposition thereof, Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder, in lieu of exercising its rights under Section 3 may elect (by written notice sent to Company within ten (10) Business Days from the date of such Holder's receipt of the aforementioned Company's notice) to have Registrable Securities included in such registration thereof pursuant to this
Section 2. Thereupon Company shall, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which Company has been so requested to register by such Holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that, subject to the provisions of Section 2(b) hereof, Company shall not be required to effect more than three (3) registrations of any Registrable Securities pursuant to this
Section 2. The rights of the Holders under this Section 2 shall not become effective until ninety (90) days after the date hereof. Any such registration effectuated pursuant to the terms of this Section 2 shall hereinafter be referred to as a "Demand Registration."

                  (b) In the event a Demand Registration is (i) requested by the Holders in accordance with the terms of this Section 2 and (ii) any security holders of Company exercise any incidental registration rights to participate in such Demand Registration, such that the number of Registrable Securities included in such registration statement is reduced to less than seventy-five percent (75%) of the total number of Registrable Securities contained in the written request submitted by the Holders pursuant to a Demand Registration (the "Minimum Level"), then the Holders shall receive one (1) additional Demand Registration pursuant to Section 2(a), exercisable in the same manner as the other Demand Registration rights granted to the Holders pursuant thereto; provided, however, that the Holders shall only be entitled to one (1) additional Demand Registration under this Section 2, notwithstanding that the number of Registrable Securities of such Holders included in a registration statement filed pursuant to a Demand

Registration may be reduced below the Minimum Level in a subsequent Demand Registration.

                  3. Incidental Registration. If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of Company pursuant to any employee benefit plan, respectively) for the general registration of securities (a "Registration Statement"), it will give written notice to all Holders at least twenty (20) Business Days prior to the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holders may request.

                  Each Holder desiring to have Registrable Securities registered under this Section 3 shall advise Company in writing within ten (10) Business Days after the date of receipt of such offer from Company, setting forth the amount of such Registrable Securities for which registration is requested. Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Company or such demanding security holder would materially and adversely affect the distribution of such securities by Company or such demanding security holder, then all selling security holders (including the demanding security holder who initially requested such registration, but not the Company) shall reduce the amount of securities each intended to be distributed through such offering on a pro rata basis (which reduced amount may be zero). Except as otherwise provided in
Section 5, all expenses of such registration shall be borne by Company.

                  4. Registration Procedures. If Company is required by the provisions of Section 2 or 3 to use its best efforts to effect the registration of any of its securities under the Securities Act, Company will, as expeditiously as possible:

                           (a) prepare and file with the Commission a
Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed one hundred and eighty (180) days;

                           (b) prepare and file with the Commission such
amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of one hundred and eighty (180) days;

                           (c) furnish to such selling security holders such
number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

                           (d) use its best efforts to register or qualify the
securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall reasonably request to the extent such registration or qualification is required in such jurisdictions (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                           (e) furnish, at the request of any Holder requesting
registration of Registrable Securities pursuant to Section 2, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holder making such request and, if such accountants refuse to deliver such letter to such Holder, then to Company, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such Holder shall reasonably request;

                           (f) enter into customary agreements (including an
underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

                           (g) notify the Holders as promptly as practicable
upon the occurrence of any event as a result of which the prospectus included in a Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as possible, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, that the Company may delay preparing, filing and distributing any such supplement or amendment if the Board of Directors of the Company determines in good faith that such supplement or amendment could, in its reasonable judgment, (i) interfere with or adversely affect the negotiation or completion of a transaction that is being contemplated by the Company or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company's stockholders at the time; provided, further, that (w) the Company will give notice (a "Standstill Notice") of any such delay prior to such delay, (x) such delay shall not extend for a period of more than thirty
(30) days without the written consent of the Holders, (y) the Company may utilize such delay no more than two (2) times or for an aggregate of more than sixty (60) days in any period of two hundred and seventy (270) consecutive days and (z) the period of effectiveness of the Registration Statement provided for herein shall be extended by the number of days from and including the date of the giving of a Standstill Notice to and including the date when the Company shall have delivered to the Holders copies of such supplement or amendment pursuant to this Section 4(g).

                  (h) provide each Holder and its representatives the opportunity to conduct reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to conduct any due diligence.

                  (i) permit counsel for each Holder to review a registration Statement covering Registrable Securities and all amendments and supplements thereto a reasonable period of time prior to the filing thereof with the Commission.

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen
(18) months after the effective date of the Registration Statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         It shall be a condition precedent to the obligation of Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder that such Holder shall furnish to Company such information regarding the securities held by such Holder and the intended method of disposition thereof as Company shall reasonably request and as shall be required in connection with the action taken by Company.

                  5. Expenses. All expenses incident to the Company's compliance with the terms of this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Company, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to Section 4(d), shall be paid by Company, except that:

                           (a) all such expenses in connection with any
amendment or supplement to the Registration Statement or prospectus filed more than one hundred and eighty (180) days after the effective date of such Registration Statement because any Holder has not effected the disposition of the securities requested to be registered shall be paid by such Holder; and

                           (b) Company shall not be liable for any fees,
discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such Holder.

                           (c) any incremental expenses incurred by Company as a
result of the inclusion of a Holder's Registrable Securities in an underwritten offering where the Holder or any of its Affiliates is an underwriter of the Registrable Securities which, inclusion of such Holder's Registrable Securities, requires a "qualified independent underwriter" under the applicable rules of the National Association of Securities Dealers, Inc. shall be paid by Holder.

         6. Indemnification and Contribution.

                  (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder's directors and officers, and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls such holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding anything to the contrary set forth in this
Section 6(a), Company shall not be liable to indemnify any person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (1) any actual or alleged untrue statement or actual or alleged omission either (x) made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such holder specifically for use therein or (in the case of any registration pursuant to Section 2) so furnished for such purposes by any underwriter or (y) that had been corrected in a preliminary prospectus, prospectus supplement or amendment which had been furnished to such Holder prior to any distribution of the document alleged to contain the untrue statement or omission to offerees or purchasers, (2) any offer or sale of Registrable Securities after receipt by such Holder of a Standstill Notice under Section 4(g) and prior to the delivery of the prospectus supplement or amendment contemplated by Section 4(g), or (3) Holder's failure to comply with the prospectus delivery requirements under the Securities Act or failure to distribute its Registrable Securities in a manner consistent with the its intended plan of distribution as provided to Company and disclosed in the Registration Statement. Notwithstanding the foregoing, Company shall not be required to indemnify any person for amounts paid in settlement of any claim without the prior written consent of Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such holder.

                  (b) Each Holder, by acceptance hereof, agrees to indemnify and hold harmless Company, its directors and officers and each person who participated in such offering and each other person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) information in writing provided to Company by such Holder specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) such Holder's offer or sale of Registrable Securities after receipt by such Holder of a Standstill Notice under Section 4(g) and prior to the delivery of the prospectus supplement or amendment contemplated by Section 4(g), (iii) such Holder's failure to comply with the prospectus delivery requirements under the Securities Act or failure to distribute its Registrable Securities in a manner consistent with the its intended plan of distribution as provided to Company and disclosed in the registration statement, (iv) such Holder's failure to comply with Regulation M under the Exchange Act, or (v) such Holder's failure to comply with any rules and regulations applicable because such Holder is, or is an Affiliate of, a registered broker-dealer. Notwithstanding the provisions of this paragraph (b) or paragraph (c) below, no Holder shall be required to indemnify any person pursuant to this
Section 6 or to contribute pursuant to paragraph (c) below in an amount in excess of the amount of the aggregate net proceeds received by such Holder in connection with any such registration under the Securities Act.

                  (c) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  7. Certain Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement:

                           (a) Company shall not be obligated to register the
Registrable Securities of any Holder if, in the opinion of counsel to Company reasonably satisfactory to the Holder and its counsel (or, if the Holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such Holder's Registrable Securities, in the manner proposed by such Holder (or by such investment banking firm), may be effected without registering such Registrable Securities under the Securities Act; and

                           (b) Company shall not be obligated to register the
Registrable Securities of any Holder pursuant to Section 2 if Company has had a registration statement, under which such Holder had a right to have its Registrable Securities included pursuant to Section 2 or 3, declared effective within one hundred and eighty
(180) days prior to the date of the request pursuant to Section 2; provided, however, that if any Holder elected to have shares of its Registrable Securities included under such registration statement but some or all of such shares were excluded pursuant to the penultimate sentence of Section 3, then such one hundred and eighty (180) day period shall be reduced to ninety (90) days.

                           (c) Company shall have the right to delay the filing
or effectiveness of a registration statement required pursuant to Section 2 hereof during one or more periods aggregating not more than forty five (45) days in any twelve-month period in the event that (i) Company would, in accordance with the advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of Company's Board of Directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect Company.

                  8. Selection of Managing Underwriters. The managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to Section 2 shall be selected by the Holders of a majority of the shares being so registered and shall be reasonably acceptable to Company.

                  9. Holder Agreements

                           (a) No Holder may participate in an underwritten
offering provided for hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in the underwriting arrangements contemplated for such offering as reasonably requested by the managing underwriter, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements as reasonably requested by the managing underwriter, and (c) agrees to bear such Holder's pro rata portion of all underwriting discounts and commissions.

                           (b) Each Holder of Registrable Securities eligible
for inclusion in a Registration Statement that is notified in writing pursuant to Section 3 hereof of a proposed registration of an underwritten public offering shall not effect any public sale or distribution (including sales under Rule 144) of any Registrable Securities that are similar to (or exchangeable or exercisable for or convertible into securities that are similar to) the securities proposed to be offered in such underwritten public offering, during the 10-day period prior to, and during the 90-day beginning on, the effective date of the applicable registration statement, except for offers and sales pursuant to such registration statement, and hereby agrees to execute a "lock-up" letter covering such 90-day period in form and substance customary for such transactions if so requested by the managing underwriter for such underwritten offering.

                           (c) Each Holder agrees to comply with Regulation M
under the Exchange Act in connection with its offer and sale of Registrable Securities.

                           (d) Each Holder agrees that it will not sell any
Registrable Securities registered under the Securities Act pursuant to the terms of this Agreement until it has been notified in accordance with the terms hereof that a Registration Statement (and any associated post-effective amendment) relating thereto has been declared effective and such Holder has been provided copies of the related prospectus, as amended or supplemented to date.

                           (e) Each Holder agrees to comply with the prospectus
delivery requirements of the Securities Act as applicable in connection with the sale of Registrable Securities registered under the Securities Act pursuant to a Registration Statement.

                           (f) Each Holder agrees that upon receipt of a
Standstill Notice pursuant to Section 4(g), such Holder shall immediately discontinue offers and sales of Registrable Securities registered under the Securities Act pursuant to any Registration Statements covering such Registrable Securities until such Holder receives copies of the supplemented or amended prospectus contemplated by Section 4(g) or notice from the Company that no such supplement or amendment is required.

                  10. Miscellaneous.

                           (a) No Inconsistent Agreements. Company will not
hereafter enter into any agreement with respect to its securities which conflicts with the rights granted to the Holders in this Agreement. Except as set forth on Schedule A hereto, Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any person.

                           (b) Remedies. The Purchaser, in addition to being
entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                           (c) Amendments and Waivers. Except as otherwise
provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless Company has obtained the written consent of the Purchaser.

                           (d) Notice Generally. Any notice, demand, request,
consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (i) If to the Purchaser, at the last known address appearing on the books of Company maintained for such purpose.

                  (ii)     If to Company, at

                           Level 8 Systems, Inc.
                           8000 Regency Parkway
                           Cary, North Carolina  27511
                           Attention:  Dennis McKinnie
                           Telecopy Number: (919) 461-2690

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail.

                           (e) Rule 144. With a view to making available to the
Purchaser the benefits of Rule 144 under the Securities Act ("Rule 144") and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell securities of the Company to the public without registration, the Company agrees that it will:

                                    (i)      make and keep public information
available, as those terms are understood and defined in Rule 144;

                                    (ii)     file with the Commission in a
timely manner all reports and other documents required of the Company under the Exchange Act; and

                                    (iii)    furnish to each Holder, so long as
such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act,
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

                           (f) Successors and Assigns. This Agreement shall
inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto including any person to whom Registrable Securities are transferred.

                           (g) Headings. The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (h) Governing Law; Jurisdiction. This Agreement shall
be governed by, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 10(d) hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.

                           (i) Severability. Wherever possible, each provision
of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                           (j) Entire Agreement. This Agreement, together with
the Purchase Agreement and the other Transaction Documents, represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                            LEVEL 8 SYSTEMS, INC.



                                            By:
                                               -------------------------------
                                               Name:
                                               Title:


                                            MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED



                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                                 EXHIBIT D to Purchase Agreement








                                August ____, 2000



Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, New York  10281

Ladies and Gentlemen:


         We have represented Level 8 Systems, Inc., a Delaware corporation (the "Company"), in connection with the Purchase Agreement, dated as of July ___, 2000 (the "Purchase Agreement"), by and between the Company and Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch"). We have also represented the Company in connection with the Registration Rights Agreement and Stockholders Agreement, both dated as of the date hereof and associated with the Purchase Agreement (together with the Purchase Agreement, the "Transaction Documents"). We have also represented the Company in connection with the PCA Shell License Agreement dated as of even date herewith (the "License Agreement"). This opinion is delivered pursuant to Section 6.1(a) of the Purchase Agreement. Except as otherwise indicated, capitalized terms used herein are defined as set forth in the Purchase Agreement.

         In connection with this opinion, we have assumed the accuracy and completeness of all documents and records that we have reviewed, the genuineness of all signatures other than those of the Company, the authenticity of the documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or reproduced copies. We have further assumed that:

         A. Each entity which is a party to the Transactions, other than the Company, has been duly organized and is validly existing and in good standing under its jurisdiction of organization, with the corporate or other organizational power to perform its obligations under the Transaction Documents and the License Agreement, that each of such entities has all requisite power and authority to enter into and perform under the Transaction Documents and the License Agreement, and that each party to the Transactions other than the Company (collectively, the

Merrill Lynch, Pierce, Fenner & Smith Incorporated
August ____, 2000
Page 2


                  "Other Parties") has duly authorized, executed and delivered each document to which they are a party.

         B. Each Other Party has satisfied all legal requirements that are applicable to it to the extent necessary to make the Transaction Documents to which it is a party to be enforceable against it in accordance with their respective terms.

         C. The conduct of the parties to the Transactions complies with any applicable requirement of good faith, fair dealing and conscionability.

         D. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

         E. All statutes, judicial and administrative decisions, and rules and regulations of governmental agencies, applicable to this opinion are generally available to lawyers practicing in the State of Georgia and are in a format that makes legal research reasonably feasible.

         In connection with this opinion, we have examined such corporate records and other documents and have made such examinations of law as we have deemed necessary. In rendering this opinion, as to questions of fact material to this opinion, we have relied to the extent we have deemed such reliance appropriate, without investigation, on certificates and other communications from public officials and certificates from officers of the Company, and on the representations and warranties of the Company and the Other Parties set forth in the Transaction Documents, the License Agreement and the schedules and certificates delivered pursuant thereto.

         Wherever we indicate that our opinion with respect to the existence or absence of facts is based on our knowledge, our opinion is based solely on the current actual knowledge of factual matters known by the attorneys in this firm who are representing the Company in connection with the Transactions, and we have conducted no independent investigation of factual matters in connection with this opinion.

         The opinions set forth below are subject to the following limitations and qualifications:

         (1) the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally;

         (2) the effects of general principles of equity, whether applied by a court of law or equity, with respect to the performance and enforcement of the Transaction Documents;

Merrill Lynch, Pierce, Fenner & Smith Incorporated
August ____, 2000
Page 3


         (3) the effect and possible unenforceability of contractual provisions providing for choice of governing laws;

         (4) we express no opinion as to the effect of any federal (except to the extent provided herein) or state securities laws or blue sky laws;

         (5) we express no opinion as to the enforceability of any non-competition, non-solicitation or confidentiality covenant in any of the Transaction Documents;

         (6) we express no opinion as to patent, copyright, trademark and other intellectual property law;

         (7) we express no opinion as to the possible unenforceability of provisions providing for the modification of an agreement without the consent of all of the parties to such agreement;

         (8) we express no opinion as to the possible unenforceability of provisions providing for the waiver of any party's rights to a trial by jury;

         (9) we express no opinion as to fraudulent conveyance laws or taxation laws; and

         (10) we express no opinion as to the possible unenforceability of provisions providing for indemnification and contribution for liabilities arising under federal or state securities laws.

         Based upon and subject to the foregoing, and to the further qualifications and limitations set forth below, it is our opinion that:

         1. The Company is duly organized as a corporation and is validly existing and in good standing under the laws of the State of Delaware.

         2.       The Company has all requisite corporate power and authority to
                  (a) own and use its properties, (b) conduct its business as presently conducted, (c) execute and deliver the Transaction Documents and the License Agreement, to perform its obligations thereunder and to consummate the Transactions, and
                  (d) to issue, sell and deliver the Common Stock described in the Purchase Agreement.

         3. The execution, delivery and performance by the Company of the Transaction Documents and the License Agreement have been duly authorized by all requisite corporate action and the Company has duly executed and delivered each of the Transaction Documents and the License Agreement.

Merrill Lynch, Pierce, Fenner & Smith Incorporated
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Page 4


         4. Assuming that, contrary to their terms, the Transaction Documents are governed by the laws of the State of Georgia, each of the Transaction Documents is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         5. The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations thereunder, and the consummation of the Transactions (i) do not and will not conflict with or violate any provisions of the Certificate of Incorporation or Bylaws of the Company or the General Corporation Law of the State of Delaware, and (ii) do not and will not conflict or constitute a default under or result in a violation of, any other law, statute, rule or regulation, or any order, judgment or decree, known to us to which the Company is subject or by which any of its assets are bound.

         6. Other than the filings identified in the Registration Rights Agreement and the Purchase Agreement (including the schedules thereto), no consent, approval, order or authorization of, or registration, declaration or filing with, any federal or State of Delaware governmental authority is required for the execution and delivery by the Company of the Transaction Documents and for the issuance, sale and delivery of the Common Stock.

         7. When issued in compliance with the terms and conditions of the Purchase Agreement, the one million (1,000,000) shares of Common Stock to be issued pursuant to the Purchase Agreement will be validly issued, fully paid and non-assessable.

         8. Based in part upon the continuing accuracy of the representations of the Company and of Merrill Lynch contained in the Purchase Agreement, the offer and sale of the Common Stock to Merrill Lynch are exempt from the registration requirements of the Securities Act of 1933, as amended to date.

         9. Except as disclosed by the Company on Schedule 4.7 (SEC Filings) to the Purchase Agreement, to our knowledge, the Company has filed all reports required to be filed by it pursuant to Section 13(a), 14(a) or 15(d) of the Exchange Act, since December 31, 1999 (the "SEC Documents") on a timely basis.

         10. We hereby confirm to you that, to our knowledge, except as identified in the SEC Documents and the Purchase Agreement (including the schedules thereto), there are no actions, suits, proceedings, orders, investigations or claims pending or threatened against the Company, at law or in equity, or before or by any court,

Merrill Lynch, Pierce, Fenner & Smith Incorporated
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Page 5


                  governmental department, commission, board, bureau, agency, arbitrator or other instrumentality.

         11. Except as set forth in the Purchase Agreement (including the schedules thereto), there are no preemptive rights exercisable in connection with the transactions contemplated by the Purchase Agreement.

         Our opinions expressed above are limited to the laws of the State of Georgia, the corporate laws of the State of Delaware, and, subject to the limitations set forth herein, the federal laws of the United States of America, and we do not express any opinion herein concerning any other law. In addition, we express no opinion herein concerning any statues, ordinances, administrative decisions, rules or regulations of any county, town, municipality or special political subdivision (whether created or enabled through legislative action at the federal, state or regional level). This opinion is given as of the date hereof and we assume no obligation to advise you of changes that may hereafter be brought to our attention. This opinion is provided solely for Merrill Lynch, and is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any governmental agency or any other person without our prior written consent. This opinion is rendered solely for the benefit of Merrill Lynch and solely for the purposes of the Transactions and should not be relied upon for any other purpose.

                                    Very truly yours,




                                    POWELL, GOLDSTEIN, FRAZER & MURPHY LLP